SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 2-73133)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 71	[X]
and
REGISTRATION STATEMENT (No. 811-3221)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 71	[X]

Fidelity Charles Street Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(X)	on (November 27, 2000) pursuant to paragraph (b).
( )	60 days after filing pursuant to paragraph (a)(1).
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485.
( )	75 days after filing pursuant to paragraph (a)(2).
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Asset ManagerSM

(fund number 314, trading symbol FASMX)

Prospectus

November 27, 2000

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Asset ManagerSM seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Prospectus

Fund Summary - continued

Performance

The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and a combination of market indexes over various periods of time. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Asset Manager
Calendar Years	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999
	5.38%	23.64%	12.75%	23.29%	-6.60%	18.16%	12.73%	22.27%	16.09%	13.59%



During the periods shown in the chart for Asset Manager, the highest return for a quarter was 14.05% (quarter ended December 31, 1998) and the lowest return for a quarter was -5.83% (quarter ended September 30, 1998).

The year-to-date return as of September 30, 2000 for Asset Manager was 6.43%.

Average Annual Returns

For the periods ended December 31, 1999	Past 1 year	Past 5 years	Past 10 years
Asset Manager	13.59%	16.52%	13.77%
S&P 500®	21.04%	28.56%	18.21%
Fidelity Asset Manager Composite Index	10.42%	16.69%	11.96%

S&P 500 is a market capitalization-weighted index of common stocks.

Fidelity Asset Manager Composite Index is a hypothetical representation of the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix (50% stocks, 40% bonds, and 10% short-term/money market instruments). The following indexes are used to calculate the composite index: stocks - the Standard & Poor's 500SM  Index (S&P 500®), bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market instruments - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

Prospectus

Fund Summary - continued

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

The Lehman Brothers 3-Month Treasury Bill Index represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).

The Lehman Brothers U.S. Treasury Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one year or more.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Annual account maintenance fee (for accounts under $2,500)	$12.00

Annual fund operating expenses (paid from fund assets)

Management fee	0.53%
Distribution and Service (12b-1) fee	None
Other expenses	0.20%
Total annual fund operating expenses	0.73%

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been 0.71%.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

Prospectus

Fund Summary - continued

1 year	$ 75
3 years	$ 233
5 years	$ 406
10 years	$ 906

Prospectus

Fund Basics

Investment Details

Investment Objective

Asset Manager seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Principal Investment Strategies

FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Prospectus

Fund Basics - continued

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Asset Manager seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization  For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Prospectus

Shareholder Information - continued

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Minimums

To Open an Account	$2,500
For certain Fidelity retirement accountsA	$500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

These minimums may be lower for purchases through a Fidelity GoalPlannerSM  account. There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033,
  Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Prospectus

Shareholder Information - continued

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-0602

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Personal Withdrawal Service to set up periodic redemptions from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Prospectus

Shareholder Information - continued

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Prospectus

Shareholder Information - continued

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because its share price fluctuates, the fund may not be an appropriate choice for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your fund account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Prospectus

Shareholder Information - continued

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

Prospectus

Shareholder Information - continued

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBS LLC which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in March, June, September, and December and capital gain distri-butions in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

Prospectus

Shareholder Information - continued

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Asset Manager is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for the fund. FIMM is primarily responsible for choosing certain types of investments for the fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 billion in discretionary assets under management.

Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as a sub-adviser for the fund. FMRC will be primarily responsible for choosing certain types of investments for the fund. FMRC is a wholly-owned subsidiary of FMR.

Dick Habermann is vice president and lead manager of Asset Manager, which he has managed since March 1996. Other Fidelity investment professionals assist Mr. Habermann in selecting investments within each asset class for the fund. He also manages other Fidelity funds. Since joining Fidelity in 1968, Mr. Habermann has worked as a research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For September 2000, the group fee rate was 0.2738%. The individual fund fee rate is 0.25%.

The total management fee for the fiscal year ended September 30, 2000, was 0.53% of the fund's average net assets.

FMR pays FIMM, FMR U.K., and FMR Far East for providing sub-advisory services. FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR will pay FMRC for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an on-going basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

Prospectus

Fund Services - continued

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP (2000 annual information only), independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. Annual information prior to 2000 was audited by PricewaterhouseCoopers LLP. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended September 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 17.28	$ 18.24	$ 19.01	$ 16.49	$ 15.47
Income from Investment Operations
 Net investment income	.61 B	.54 B	.61 B	.59 B	.62
 Net realized and unrealized gain (loss)	2.53	2.23	.37	3.35	.96
 Total from investment operations	3.14	2.77	.98	3.94	1.58
Less Distributions
 From net investment income	(.58)	(.56)	(.64)	(.67)	(.56)
 From net realized gain	(.73)	(3.17)	(1.11)	(.75)	-
 Total distributions	(1.31)	(3.73)	(1.75)	(1.42)	(.56)
Net asset value, end of period	$ 19.11	$ 17.28	$ 18.24	$ 19.01	$ 16.49
Total Return A	18.73%	16.12%	5.34%	25.15%	10.37%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 13,570	$ 12,223	$ 11,576	$ 11,866	$ 10,674
Ratio of expenses to average net assets	.73%	.75%	.76%	.79%	.95%
Ratio of expenses to average net assets after expense reductions	.71% C	.73%C	.74%C	.78% C	.93% C
Ratio of net investment income to average net assets	3.32%	3.01%	3.19%	3.39%	3.64%
Portfolio turnover rate	109%	104%	136%	79%	131%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3221.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends Option are registered trademarks of FMR Corp.

Asset Manager, Fidelity GoalPlanner, and Portfolio Advisory Services are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.702387.103 FAA-pro-1100

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Asset Manager:

AggressiveSM

(fund number 347, trading symbol FAMRX)

Prospectus

November 27, 2000

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Asset Manager: AggressiveSM seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 85% of assets in stocks and 15% of assets in bonds and short-term and money market instruments.
  Adjusting allocation between asset classes gradually within the following ranges: stock class (60%-100%) and bond and short-term/money market class (0%-40%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Prospectus

Fund Summary - continued

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Annual account maintenance fee (for accounts under $2,500)	$12.00

Annual fund operating expenses (paid from fund assets)

Management fee	0.57%
Distribution and Service (12b-1) fee	None
Other expenses	0.39%
Total annual fund operating expensesA	0.96%

A Effective September 22, 1999, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.20%. This arrangement can be discontinued by FMR at any time.

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been 0.90%.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

1 year	$ 98
3 years	$ 306
5 years	$ 531
10 years	$ 1,178

Prospectus

Fund Basics

Investment Details

Investment Objective

Asset Manager: Aggressive seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

FMR allocates the fund's assets between the following classes, or types, of investments. The stock class includes equity securities of all types. The bond and short-term/money market class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year and all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Prospectus

Fund Basics - continued

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest butare sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Asset Manager: Aggressive seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Prospectus

Fund Basics - continued

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Prospectus

Shareholder Information - continued

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Minimums

To Open an Account	$2,500
For certain Fidelity retirement accountsA	$500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

These minimums may be lower for purchases through a Fidelity GoalPlannerSM  account. There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Prospectus

Shareholder Information - continued

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-0602

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Personal Withdrawal Service to set up periodic redemptions from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.

Prospectus

Shareholder Information - continued

  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Prospectus

Shareholder Information - continued

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because its share price fluctuates, the fund may not be an appropriate choice for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Prospectus

Shareholder Information - continued

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

Prospectus

Shareholder Information - continued

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBS LLC which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Prospectus

Shareholder Information - continued

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

Prospectus

Shareholder Information - continued

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Asset Manager: Aggressive is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for the fund. FIMM is primarily responsible for choosing certain types of investments for the fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 billion in discretionary assets under management.

Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as a sub-adviser for the fund. FMRC will be primarily responsible for choosing certain types of investments for the fund. FMRC is a wholly-owned subsidiary of FMR.

Dick Habermann is vice president and lead manager of Asset Manager: Aggressive, which he has managed since September 1999. Other Fidelity investment professionals assist Mr. Habermann in selecting investments within each asset class for the fund. He also manages other Fidelity funds. Since joining Fidelity in 1968, Mr. Habermann has worked as a research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For September 2000, the group fee rate was 0.2738%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended September 30, 2000, was 0.57% of the fund's average net assets.

FMR pays FIMM, FMR U.K., and FMR Far East for providing sub-advisory services. FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR will pay FMRC for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

Prospectus

Fund Services - continued

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended September 30,	2000	1999E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.22	$ 10.00
Income from Investment Operations
 Net investment income D	.19	.01
 Net realized and unrealized gain (loss)	4.98	.21
 Total from investment operations	5.17	.22
Less Distributions
 From net investment income	(.02)	-
 From net realized gain	(.05)	-
 Total distributions	(.07)	-
Net asset value, end of period	$ 15.32	$ 10.22
Total Return B, C	50.84%	2.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 565,258	$ 3,065
Ratio of expenses to average net assets	.96%	1.20% A, F
Ratio of expenses to average net assets after expense reductions	.90% G	1.20% A
Ratio of net investment income to average net assets	1.32%	4.06% A
Portfolio turnover rate	338%	0% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 24, 1999 (commencement of operations) to September 30, 1999.

F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3221

Fidelity, Fidelity Investments & Pyramid Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Xpress+ and Directed Dividends are registered trademarks of FMR Corp.

Asset Manager: Aggressive, Fidelity GoalPlanner,and Portfolio Advisory Services are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.727570.102 AGG-pro-1100

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Asset Manager: Growth®

(fund number 321, trading symbol FASGX)

Prospectus

November 27, 2000

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Asset Manager: Growth® seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (50%-100%), bond class (0%-50%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Prospectus

Fund Summary - continued

Performance

The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and a combination of market indexes over various periods of time. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Asset Manager: Growth
Calendar Years	1992	1993	1994	1995	1996	1997	1998	1999
	19.08%	26.32%	-7.39%	19.95%	17.59%	26.46%	18.08%	13.97%



During the periods shown in the chart for Asset Manager: Growth, the highest return for a quarter was 16.07% (quarter ended December 31, 1998) and the lowest return for a quarter was -8.20% (quarter ended September 30, 1998).

The year-to-date return as of September 30, 2000 for Asset Manager: Growth was 3.36%.

Average Annual Returns

For the periods ended December 31, 1999	Past 1 year	Past 5 years	Life of fundA
Asset Manager: Growth	13.97%	19.14%	16.38%
S&P 500®	21.04%	28.56%	19.75%
Fidelity Asset Manager: Growth Composite Index	14.55%	21.60%	n/aB

A From December 30, 1991.

B Not available.

If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Standard & Poor'sSM  500 Index (S&P 500) is a market capitalization-weighted index of common stocks.

Fidelity Asset Manager: Growth Composite Index is a hypothetical representation of the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix (70% stocks, 25% bonds, and 5% short-term/money market instruments). The following indexes are used to calculate the composite index: stocks - the S&P 500, bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market instruments - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

Prospectus

Fund Summary - continued

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

The Lehman Brothers 3-Month Treasury Bill Index represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).

The Lehman Brothers U.S. Treasury Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one year or more.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Annual account maintenance fee (for accounts under $2,500)	$12.00

Annual fund operating expenses (paid from fund assets)

Management fee	0.58%
Distribution and Service (12b-1) fee	None
Other expenses	0.22%
Total annual fund operating expenses	0.80%

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been 0.77%.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

Prospectus

Fund Summary - continued

1 year	$ 82
3 years	$ 255
5 years	$ 444
10 years	$ 990

Prospectus

Fund Basics

Investment Details

Investment Objective

Asset Manager: Growth seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Money market securities are high quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Prospectus

Fund Basics - continued

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Prospectus

Fund Basics - continued

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Asset Manager: Growth seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Prospectus

Shareholder Information - continued

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Minimums

To Open an Account	$2,500
For certain Fidelity retirement accountsA	$500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

These minimums may be lower for purchases through a Fidelity GoalPlannerSM  account. There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

Prospectus

Shareholder Information - continued

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-0602

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Personal Withdrawal Service to set up periodic redemptions from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

Prospectus

Shareholder Information - continued

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Prospectus

Shareholder Information - continued

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because its share price fluctuates, the fund may not be an appropriate choice for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your fund account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Prospectus

Shareholder Information - continued

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Prospectus

Shareholder Information - continued

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBS LLC which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Prospectus

Shareholder Information - continued

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

Prospectus

Shareholder Information - continued

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Asset Manager: Growth is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for the fund. FIMM is primarily responsible for choosing certain types of investments for the fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 billion in discretionary assets under management.

Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as a sub-adviser for the fund. FMRC will be primarily responsible for choosing certain types of investments for the fund. FMRC is a wholly-owned subsidiary of FMR.

Dick Habermann is vice president and lead manager of Asset Manager: Growth Fund, which he has managed since March 1996. Other Fidelity investment professionals assist Mr. Habermann in selecting investments within each asset class for the fund. He also manages other Fidelity funds. Since joining Fidelity in 1968, Mr. Habermann has worked as a research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For September 2000, the group fee rate was 0.2738%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended September 30, 2000, was 0.58% of the fund's average net assets.

FMR pays FIMM, FMR U.K., and FMR Far East for providing sub-advisory services. FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR will pay FMRC for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

Prospectus

Fund Services - continued

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP(2000 annual information only), independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. Annual information prior to 2000 was audited by PricewaterhouseCoopers LLP. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended September 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 19.05	$ 18.80	$ 19.97	$ 16.56	$ 14.88
Income from Investment Operations
 Net investment income	.48 B	.46 B	.49 B	.42 B	.47
 Net realized and unrealized gain (loss)	2.35	2.82	.49	4.49	1.44
 Total from investment operations	2.83	3.28	.98	4.91	1.91
Less Distributions
 From net investment income	(.45)	(.35)	(.40)	(.43)	(.23)
 From net realized gain	(1.10)	(2.68)	(1.75)	(1.07)	-
 Total distributions	(1.55)	(3.03)	(2.15)	(1.50)	(.23)
Net asset value, end of period	$ 20.33	$ 19.05	$ 18.80	$ 19.97	$ 16.56
Total ReturnA	15.50%	18.37%	5.33%	31.57%	12.99%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 5,256	$ 5,051	$ 4,537	$ 4,457	$ 3,099
Ratio of expenses to average net assets	.80%	.83%	.84%	.87%	1.02%
Ratio of expenses to average net assets after expense reductions	.77% C	.80% C	.80% C	.86% C	1.01% C
Ratio of net investment income to average net assets	2.46%	2.38%	2.49%	2.36%	2.51%
Portfolio turnover rate	197%	101%	150%	70%	138%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3221

Fidelity, Asset Manager: Growth, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress +, and Directed Dividends are registered trademarks of FMR Corp.

Fidelity GoalPlanner and Portfolio Advisory Services are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.705165.103 AMG-pro-1100

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Asset Manager: Income®

(fund number 328, trading symbol FASIX)

Prospectus

November 27, 2000

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Asset Manager: Income® seeks a high level of current income by allocating its assets among stocks, bonds, short-term instruments and other investments. The fund also considers the potential for capital appreciation (may be changed without shareholder vote).

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 20% of assets in stocks, 50% of assets in bonds, and 30% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (10%-30%), bond class (40%-60%), and short-term/money market class (10%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Prospectus

Fund Summary - continued

Performance

The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and a combination of market indexes over various periods of time. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Asset Manager: Income
Calendar Years	1993	1994	1995	1996	1997	1998	1999
	15.39%	-1.36%	16.69%	7.81%	12.41%	10.32%	5.71%



During the periods shown in the chart for Asset Manager: Income, the highest return for a quarter was 6.55% (quarter ended March 31, 1993) and the lowest return for a quarter was -2.00% (quarter ended March 31, 1994).

The year-to-date return as of September 30, 2000 for Asset Manager: Income was 4.19%.

Average Annual Returns

For the periods ended December 31, 1999	Past 1 year	Past 5 years	Life of fundA
Asset Manager: Income	5.71%	10.52%	9.40%
Lehman Brothers Aggregate Bond Index	-0.82%	7.73%	6.16%
Fidelity Asset Manager: Income Composite Index	5.11%	10.62%	n/aB

A From October 1, 1992.

B Not available.

If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

Fidelity Asset Manager: Income Composite Index is a hypothetical representation of the performance of the fund's three asset classes according to their respective weightings in the fund's neutral mix (20% stocks, 50% bonds, and 30% short-term/money market instruments). The following indexes are used to calculate the composite index: stocks - the Standard & Poor's 500SM  Index (S&P 500®), bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market instruments - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

Prospectus

Fund Summary - continued

S&P 500 is a market capitalization-weighted index of common stocks.

The Lehman Brothers U.S. Treasury Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one year or more.

The Lehman Brothers 3-Month Treasury Bill Index represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Annual account maintenance fee (for accounts under $2,500)	$12.00

Annual fund operating expenses (paid from fund assets)

Management fee	0.43%
Distribution and Service (12b-1) fee	None
Other expenses	0.22%
Total annual fund operating expensesA	0.65%

A Effective August 1, 1994, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.85%. This arrangement can be discontinued by FMR at any time.

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been 0.62%.

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

1 year	$ 66
3 years	$ 208
5 years	$ 362
10 years	$ 810

Prospectus

Fund Basics

Investment Details

Investment Objective

Asset Manager: Income seeks a high level of current income by allocating its assets among stocks, bonds, short-term instrumentsand other investments. The fund also considers the potential for capital appreciation (may be changed without shareholder vote).

Principal Investment Strategies

FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Prospectus

Fund Basics - continued

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the shortterm, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Prospectus

Fund Basics - continued

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Asset Manager: Income seeks a high level of current income by allocating its assets among stocks, bonds, short-term instruments and other investments.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investmentswas established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization  For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Prospectus

Shareholder Information - continued

Minimums

To Open an Account	$2,500
For certain Fidelity retirement accountsA	$500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

These minimums may be lower for purchases through a Fidelity GoalPlannerSM  account. There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.

Prospectus

Shareholder Information - continued

  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-0602

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Personal Withdrawal Service to set up periodic redemptions from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus

Shareholder Information - continued

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Fidelity Automatic Account Builder® To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because its share price fluctuates, the fund may not be an appropriate choice for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

Prospectus

Shareholder Information - continued

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBS LLC which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Prospectus

Shareholder Information - continued

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends monthly (except January) and pays capital gain distributions in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

Prospectus

Shareholder Information - continued

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to youbut will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Asset Manager: Income is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR.FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR.FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for the fund. FIMM is primarily responsible for choosing certain types of investments for the fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 billion in discretionary assets under management.

Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as a sub-adviser for the fund. FMRC will be primarily responsible for choosing certain types of investments for the fund. FMRC is a wholly-owned subsidiary of FMR.

Dick Habermann is vice president and lead manager of Asset Manager: Income Fund, which he has managed since March 1996. Other Fidelity investment professionals assist Mr. Habermann in selecting investments within each asset class for the fund. He also manages other Fidelity funds. Since joining Fidelity in 1968, Mr. Habermann has worked as a research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For September 2000, the group fee rate was 0.1249%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended September 30, 2000, was 0.43% of the fund's average net assets.

FMR pays FIMM, FMR U.K., and FMR Far East for providing sub-advisory services. FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR will pay FMRC for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

Prospectus

Fund Services - continued

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP (2000 annual information only), independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. Annual information prior to 2000 was audited by PricewaterhouseCoopers LLP. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Year ended September 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 12.15	$ 12.45	$ 12.36	$ 11.63	$ 11.46
Income from Investment Operations
Net investment income	.65 B	.58 B	.57 B	.56 B	.61
Net realized and unrealized gain (loss)	.30	.22	.39	1.02	.20
Total from investment operations	.95	.80	.96	1.58	.81
Less Distributions
 From net investment income	(.65)	(.57)	(.58)	(.59)	(.64)
From net realized gain	(.21)	(.53)	(.29)	(.26)	-
Total distributions	(.86)	(1.10)	(.87)	(.85)	(.64)
Net asset value, end of period	$ 12.24	$ 12.15	$ 12.45	$ 12.36	$ 11.63
Total Return A	8.10%	6.65%	8.06%	14.16%	7.28%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 818,427	$ 902,755	$ 776,116	$ 647,402	$ 566,104
Ratio of expenses to average net assets	.65%	.69%	.71%	.77%	.82%
Ratio of expenses to average net assets after expense reductions	.62% C	.67% C	.69% C	.76% C	.80% C
Ratio of net investment income to average net assets	5.36%	4.72%	4.62%	4.74%	5.03%
Portfolio turnover rate	140%	121%	156%	112%	148%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3221

Fidelity, Asset Manager: Income, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Fidelity GoalPlanner and Portfolio Advisory Services are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.537638.103 AMI-pro-1100

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Asset ManagerSM

Funds

	Fund Number	Trading Symbol
Fidelity Asset Manager: Income	328	FASIX
Fidelity Asset Manager	314	FASMX
Fidelity Asset Manager: Growth	321	FASGX
Fidelity Asset Manager: Aggressive	347	FAMRX

Prospectus

November 27, 2000

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Asset Manager: Income® seeks a high level of current income by allocating its assets among stocks, bonds, short-term instruments and other investments. The fund also considers the potential for capital appreciation (may be changed without shareholder vote).

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 20% of assets in stocks, 50% of assets in bonds, and 30% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (10%-30%), bond class (40%-60%), and short-term/money market class (10%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Investment Objective

Asset Manager seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Principal Investment Strategies

FMR's principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (30%-70%), bond class (20%-60%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus

Fund Summary - continued

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Investment Objective

Asset Manager: Growth® seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

FMR's principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.
  Adjusting allocation among asset classes gradually within the following ranges: stock class (50%-100%), bond class (0%-50%), and short-term/money market class (0%-50%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Investment Objective

Asset Manager: AggressiveSM seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

FMR's principal investment strategies include:

  Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.
  Maintaining a neutral mix over time of 85% of assets in stocks and 15% of assets in bonds and short-term and money market instruments.
  Adjusting allocation between asset classes gradually within the following ranges: stock class (60%-100%) and bond and short-term/money market class (0%-40%).
  Investing in domestic and foreign issuers.
  Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Prospectus

Fund Summary - continued

Performance

The following information illustrates the changes in Asset Manager: Income's, Asset Manager's, and Asset Manager: Growth's performance from year to year and compares Asset Manager: Income's, Asset Manager's, and Asset Manager: Growth's performance to the performance of a market index and a combination of market indexes over various periods of time. Returns are based on past results and are not an indication of future performance.

Performance history will be available for Asset Manager: Aggressive after the fund has been in operation for one calendar year.

Year-by-Year Returns

Asset Manager: Income
Calendar Years	1993	1994	1995	1996	1997	1998	1999
	15.39%	-1.36%	16.69%	7.81%	12.41%	10.32%	5.71%



During the periods shown in the chart for Asset Manager: Income, the highest return for a quarter was 6.55% (quarter ended March 31, 1993) and the lowest return for a quarter was -2.00% (quarter ended March 31, 1994).

The year-to-date return as of September 30, 2000 for Asset Manager: Income was4.19%.

Asset Manager
Calendar Years	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999
	5.38%	23.64%	12.75%	23.29%	-6.60%	18.16%	12.73%	22.27%	16.09%	13.59%



During the periods shown in the chart for Asset Manager, the highest return for a quarter was 14.05% (quarter ended December 31, 1998) and the lowest return for a quarter was -5.83% (quarter ended September 30, 1998).

The year-to-date return as of September 30, 2000 for Asset Manager was 6.43%.

Asset Manager: Growth
Calendar Years	1992	1993	1994	1995	1996	1997	1998	1999
	19.08%	26.32%	-7.39%	19.95%	17.59%	26.46%	18.08%	13.97%



During the periods shown in the chart for Asset Manager: Growth, the highest return for a quarter was 16.07% (quarter ended December 31, 1998) and the lowest return for a quarter was -8.20% (quarter ended September 30, 1998).

The year-to-date return as of September 30, 2000 for Asset Manager: Growth was 3.36%.

Prospectus

Fund Summary - continued

Average Annual Returns

For the periods ended December 31, 1999	Past 1 year	Past 5 years	Past 10 years/ Life of fund
Asset Manager: Income	5.71%	10.52%	9.40%A
Lehman Brothers Aggregate Bond Index	-0.82%	7.73%	6.16%A
Fidelity Asset Manager: Income Composite Index	5.11%	10.62%	n/aC
Asset Manager	13.59%	16.52%	13.77%
S&P 500®	21.04%	28.56%	18.21%
Fidelity Asset Manager Composite Index	10.42%	16.69%	11.96%
Asset Manager: Growth	13.97%	19.14%	16.38%B
S&P 500	21.04%	28.56%	19.75%B
Fidelity Asset Manager: Growth Composite Index	14.55%	21.60%	n/aC

A From October 1, 1992.

B From December 30, 1991.

C Not available.

If FMR had not reimbursed certain fund expenses during these periods, Asset Manager: Income's and Asset Manager: Growth's returns would have been lower.

Standard & Poor's 500SM  Index (S&P 500®) is a market capitalization-weighted index of common stocks.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

Fidelity Asset Manager: Income Composite Index is a hypothetical representation of the performance of Asset Manager: Income's three asset classes according to their respective weightings in the fund's neutral mix (20% stocks, 50% bonds, and 30% short-term/money market instruments). The following indexes are used to calculate the composite index: stocks - the S&P 500, bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market instruments - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

Fidelity Asset Manager Composite Index is a hypothetical representation of the performance of Asset Manager's three asset classes according to their respective weightings in the fund's neutral mix (50% stocks, 40% bonds, and 10% short-term/money market instruments). The following indexes are used to calculate the composite index: stocks - the S&P 500, bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market instruments - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

Fidelity Asset Manager: Growth Composite Index is a hypothetical representation of the performance of Asset Manager: Growth's three asset classes according to their respective weightings in the fund's neutral mix (70% stocks, 25% bonds, and 5% short-term/money market instruments). The following indexes are used to calculate the composite index: stocks - the S&P 500, bonds - the Lehman Brothers Aggregate Bond Index, and short-term/money market instruments - the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers U.S. Treasury Index was used for the bond class. The index weightings of the composite index are rebalanced monthly.

The Lehman Brothers 3-Month Treasury Bill Index represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).

The Lehman Brothers U.S. Treasury Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one year or more.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Annual account maintenance fee (for accounts under $2,500)	$12.00

Annual fund operating expenses (paid from fund assets)

Asset Manager: Income	Management fee	0.43%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.22%
	Total annual fund operating expensesA	0.65%
Asset Manager	Management fee	0.53%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.20%
	Total annual fund operating expenses	0.73%
Asset Manager: Growth	Management fee	0.58%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.22%
	Total annual fund operating expenses	0.80%
Asset Manager: Aggressive	Management fee	0.57%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.39%
	Total annual fund operating expensesA	0.96%

A Effective August 4, 1994 and September 22, 1999, FMR has voluntarily agreed to reimburse Asset Manager: Income and Asset Manager: Aggressive to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their average net assets, exceed 0.85% and 1.20%, respectively. These arrangements can be discontinued by FMR at any time.

A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses are shown in the table below.

	Total Operating Expenses
Asset Manager: Income	0.62%
Asset Manager	0.71%
Asset Manager: Growth	0.77%
Asset Manager: Aggressive	0.90%

Prospectus

Fund Summary - continued

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

Asset Manager: Income	1 year	$ 66
	3 years	$ 208
	5 years	$ 362
	10 years	$ 810
Asset Manager	1 year	$ 75
	3 years	$ 233
	5 years	$ 406
	10 years	$ 906
Asset Manager: Growth	1 year	$ 82
	3 years	$ 255
	5 years	$ 444
	10 years	$ 990
Asset Manager: Aggressive	1 year	$ 98
	3 years	$ 306
	5 years	$ 531
	10 years	$ 1,178

Prospectus

Fund Basics

Investment Details

Investment Objective

Asset Manager: Income seeks a high level of current income by allocating its assets among stocks, bonds, short-term instruments and other investments. The fund also considers the potential for capital appreciation (may be changed without shareholder vote).

Principal Investment Strategies

FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Asset Manager seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Principal Investment Strategies

FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

Prospectus

Fund Basics - continued

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Asset Manager: Growth seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

FMR allocates the fund's assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Asset Manager: Aggressive seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Principal Investment Strategies

FMR allocates the fund's assets between the following classes, or types, of investments. The stock class includes equity securities of all types. The bond and short-term/money market class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year and all types of short-term and money market instruments.

FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. FMR may invest the fund's assets in these classes by investing in other funds. FMR may also invest the fund's assets in other instruments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's neutral mix represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The approximate neutral mix and range for each asset class are shown below:

FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

Prospectus

Fund Basics - continued

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

Principal Investment Risks

Many factors affect each fund's performance. A fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance and the fund may not achieve its investment objective.

Prospectus

Fund Basics - continued

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

Asset Manager: Income seeks a high level of current income by allocating its assets among stocks, bonds, short-term instruments and other investments.

Asset Manager seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

Asset Manager: Growth seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Asset Manager: Aggressive seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued primarily on the basis of market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Prospectus

Shareholder Information - continued

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Prospectus

Shareholder Information - continued

Minimums

To Open an Account	$2,500
For certain Fidelity retirement accountsA	$500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

These minimums may be lower for purchases through a Fidelity GoalPlannerSM  account in a fund. There is no minimum account balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;

Prospectus

Shareholder Information - continued

  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-0602

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Personal Withdrawal Service to set up periodic redemptions from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the funds.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because their share prices fluctuate, these funds may not be appropriate choices for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Other Features. The following other features are also available to buy and sell shares of the funds.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fundor another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, evenif more than one person in the household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBS LLC which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Prospectus

Shareholder Information - continued

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Asset Manager: Income normally pays dividends monthly (except January) and pays capital gain distributions in December.

Asset Manager normally pays dividends in March, June, September, and December and pays capital gain distributions in December.

Asset Manager: Growth and Asset Manager: Aggressive normally pay dividends and capital gain distributions in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while each fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of March 31, 2000, FMR had approximately $639.1billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR.FMR U.K.may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East)serves as a sub-adviser for each fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR.FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for each fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for each fund.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for the funds. FIMM is primarily responsible for choosing certain types of investments for the funds.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8billion in discretionary assets under management.

Beginning January 1, 2001, FMR Co., Inc. (FMRC) will serve as a sub-adviser for each fund. FMRC will be primarily responsible for choosing certain types of investments for each fund. FMRC is a wholly-owned subsidiary of FMR.

Dick Habermann is vice president and lead manager of the Asset Manager funds, which he has managed since March 1996. Other Fidelity investment professionals assist Mr. Habermann in selecting investments within each asset class for the funds. He also manages other Fidelity funds. Since joining Fidelity in 1968, Mr. Habermann has worked as a research analyst and manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% for Asset Manager, Asset Manager: Growth, and Asset Manager: Aggressive or 0.37% for Asset Manager: Income, and it drops as total assets under management increase.

For September 2000, the group fee rate was 0.2738% for Asset Manager, Asset Manager: Growth, and Asset Manager: Aggressive, and the group fee rate was 0.1249% for Asset Manager: Income. The individual fund fee rate is 0.30% for Asset Manager: Income, Asset Manager: Growth, and Asset Manager: Aggressive and 0.25% for Asset Manager.

The total management fee, as a percentage of a fund's average net assets, for the fiscal year ended September 30, 2000, for each fund is shown in the table below.

	Total Management Fee
Asset Manager: Income	0.43%
Asset Manager	0.53%
Asset Manager: Growth	0.58%
Asset Manager: Aggressive	0.57%

Prospectus

Fund Services - continued

FMR pays FIMM, FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR will pay FMRC for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Fund Distribution

FDC distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP (2000 annual information only for Asset Manager: Income, Asset Manager, and Asset Manager: Growth), independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in each fund's annual report. Annual information (for Asset Manager: Income, Asset Manager, and Asset Manager: Growth) prior to 2000 was audited by PricewaterhouseCoopers LLP. A free copy of each fund's annual report is available upon request.

Asset Manager: Income

Year ended September 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 12.15	$ 12.45	$ 12.36	$ 11.63	$ 11.46
Income from Investment Operations
Net investment income	.65 B	.58 B	.57 B	.56 B	.61
Net realized and unrealized gain (loss)	.30	.22	.39	1.02	.20
Total from investment operations	.95	.80	.96	1.58	.81
Less Distributions
 From net investment income	(.65)	(.57)	(.58)	(.59)	(.64)
From net realized gain	(.21)	(.53)	(.29)	(.26)	-
Total distributions	(.86)	(1.10)	(.87)	(.85)	(.64)
Net asset value, end of period	$ 12.24	$ 12.15	$ 12.45	$ 12.36	$ 11.63
Total Return A	8.10%	6.65%	8.06%	14.16%	7.28%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 818,427	$ 902,755	$ 776,116	$ 647,402	$ 566,104
Ratio of expenses to average net assets	.65%	.69%	.71%	.77%	.82%
Ratio of expenses to average net assets after expense reductions	.62% C	.67% C	.69% C	.76% C	.80% C
Ratio of net investment income to average net assets	5.36%	4.72%	4.62%	4.74%	5.03%
Portfolio turnover rate	140%	121%	156%	112%	148%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

Asset Manager

Years ended September 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 17.28	$ 18.24	$ 19.01	$ 16.49	$ 15.47
Income from Investment Operations
Net investment income	.61 B	.54 B	.61 B	.59 B	.62
Net realized and unrealized gain (loss)	2.53	2.23	.37	3.35	.96
Total from investment operations	3.14	2.77	.98	3.94	1.58
Less Distributions
 From net investment income	(.58)	(.56)	(.64)	(.67)	(.56)
From net realized gain	(.73)	(3.17)	(1.11)	(.75)	-
Total distributions	(1.31)	(3.73)	(1.75)	(1.42)	(.56)
Net asset value, end of period	$ 19.11	$ 17.28	$ 18.24	$ 19.01	$ 16.49
Total Return A	18.73%	16.12%	5.34%	25.15%	10.37%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 13,570	$ 12,223	$ 11,576	$ 11,866	$ 10,674
Ratio of expenses to average net assets	.73%	.75%	.76%	.79%	.95%
Ratio of expenses to average net assets after expense reductions	.71% C	.73% C	.74% C	.78% C	.93%C
Ratio of net investment income to average net assets	3.32%	3.01%	3.19%	3.39%	3.64%
Portfolio turnover rate	109%	104%	136%	79%	131%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Asset Manager: Growth

Years ended September 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 19.05	$ 18.80	$ 19.97	$ 16.56	$ 14.88
Income from Investment Operations
Net investment income	.48 B	.46 B	.49 B	.42 B	.47
Net realized and unrealized gain (loss)	2.35	2.82	.49	4.49	1.44
Total from investment operations	2.83	3.28	.98	4.91	1.91
Less Distributions
 From net investment income	(.45)	(.35)	(.40)	(.43)	(.23)
From net realized gain	(1.10)	(2.68)	(1.75)	(1.07)	-
Total distributions	(1.55)	(3.03)	(2.15)	(1.50)	(.23)
Net asset value, end of period	$ 20.33	$ 19.05	$ 18.80	$ 19.97	$ 16.56
Total Return A	15.50%	18.37%	5.33%	31.57%	12.99%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 5,256	$ 5,051	$ 4,537	$ 4,457	$ 3,099
Ratio of expenses to average net assets	.80%	.83%	.84%	.87%	1.02%
Ratio of expenses to average net assets after expense reductions	.77% C	.80% C	.80% C	.86% C	1.01% C
Ratio of net investment income to average net assets	2.46%	2.38%	2.49%	2.36%	2.51%
Portfolio turnover rate	197%	101%	150%	70%	138%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

Asset Manager: Aggressive

Years ended September 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.22	$ 10.00
Income from Investment Operations
Net investment income D	.19	.01
Net realized and unrealized gain (loss)	4.98	.21
Total from investment operations	5.17	.22
Less Distributions
 From net investment income	(.02)	-
From net realized gain	(.05)	-
Total distributions	(.07)	-
Net asset value, end of period	$ 15.32	$ 10.22
Total Return B, C	50.84%	2.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 565,258	$ 3,065
Ratio of expenses to average net assets	.96%	1.20% A, F
Ratio of expenses to average net assets after expense reductions	.90% G	1.20% A
Ratio of net investment income to average net assets	1.32%	4.06% A
Portfolio turnover rate	338%	0% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 24, 1999 (commencement of operations) to September 30, 1999.

F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3221

Fidelity, Asset Manager: Income, Asset Manager: Growth, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Asset Manager, Asset Manager: Aggressive, Fidelity GoalPlanner, and Portfolio Advisory Services are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.703009.103 FFM-pro-1100

FIDELITY® ASSET MANAGER: INCOME®
FIDELITY ASSET MANAGER
FIDELITY ASSET MANAGER: GROWTH
FIDELITY ASSET MANAGER: AGGRESSIVE

Funds of Fidelity Charles Street Trust

STATEMENT OF ADDITIONAL INFORMATION

November 27, 2000

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus, dated November 27, 2000, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Performance	<Click Here>
Additional Purchase, Exchange and Redemption Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Appendix	<Click Here>

For more information on any Fidelity fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully beforeinvesting or sending money.

FFM-ptb-1100
1.463731.103

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

Investment Limitations of Asset Manager: Income®

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For purposes of limitation (5), with respect to the fund's investments in Fidelity Money Market Central Fund, Fidelity Management & Research Company (FMR) treats the issuers of the underlying securities owned by Fidelity Money Market Central Fund as the issuer of Fidelity Money Market Central Fund.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

Investment Limitations of Asset ManagerSM

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For purposes of limitation (5), with respect to the fund's investments in Fidelity Money Market Central Fund, FMR treats the issuers of the underlying securities owned by Fidelity Money Market Central Fund as the issuer of Fidelity Money Market Central Fund.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

Investment Limitations of Asset Manager: Growth®

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing and selling precious metals, or from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest more than 5% of its total assets in precious metals.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For purposes of limitation (5), with respect to the fund's investments in Fidelity Money Market Central Fund, FMR treats the issuers of the underlying securities owned by Fidelity Money Market Central Fund as the issuer of Fidelity Money Market Central Fund.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

Investment Limitations of Asset Manager: AggressiveSM

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing and selling precious metals, or from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest more than 5% of its total assets in precious metals.

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For purposes of limitation (5), with respect to the fund's investments in Fidelity Money Market Central Fund, FMR treats the issuers of the underlying securities owned by Fidelity Money Market Central Fund as the issuer of Fidelity Money Market Central Fund.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset Allocation. The stock class for all funds includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

The bond class for Asset Manager, Asset Manager: Growth, and Asset Manager: Income, and the bond and short-term/money market class for Asset Manager: Aggressive, include all varieties of domestic and foreign fixed-income securities maturing in more than one year. Securities in these asset classes may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency.

The short-term/money market class for Asset Manager, Asset Manager: Growth, and Asset Manager: Income, and the bond and short-term/money market class for Asset Manager: Aggressive, include all types of domestic and foreign short-term and money market instruments. Short-term and money market instruments may include commercial paper, notes, and other corporate debt securities, government securities issued by U.S. or foreign governments or their agencies or instrumentalities, bank deposits and other financial institution obligations, repurchase agreements involving any type of security, and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

FMR may use its judgment to place a security in the most appropriate asset class based on its investment characteristics. For Asset Manager, Asset Manager: Growth, and Asset Manager: Income, fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. A fund may also make other investments that do not fall within these asset classes. In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

Central Cash Funds are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian.In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Funds' Rights as Shareholders. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

Futures and Options. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500SM  Index (S&P 500®). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures and Options Transactions. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Asset Manager: Growth and Asset Manager: Aggressive may purchase securities indexed to the price of precious metals as an alternative to direct investment in precious metals. Because the value of these securities is directly linked to the price of gold or other precious metals, they involve risks and pricing characteristics similar to direct investments in precious metals. The funds will purchase precious metals-indexed securities only when FMR is satisfied with the creditworthiness of the issuers liable for payment. The securities generally will earn a nominal rate of interest while held by the funds, and may have maturities of one year or more. In addition, the securities may be subject to being put by a fund to the issuer, with payment to be received on no more than seven days' notice. The put feature would ensure the liquidity of the notes in the absence of an active secondary market.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's,or Fitch Inc.,or is unrated but considered to be of equivalent quality by FMR.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Lower-Quality Debt Securities. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Precious Metals. Precious metals, such as gold, silver, platinum and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, FMR intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.

Preferred Stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Short Sales. Stocks underlying a fund's convertible security holdings can be sold short. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security held by a fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Temporary Defensive Policies. Each fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Futures transactions are executed and cleared through FCMs who receive commissions for their services.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to August 28, 2000, FMR used research services provided by and placed agency transactions with National Financial Services Corporation (NFSC), an indirect subsidiary of FMR Corp. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSto execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended September 30, 2000 and 1999, the portfolio turnover rates are presented in the table below. Variations in turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

Fund	Fiscal Period Ended September 30	Portfolio Turnover Rates
Asset Manager: Income	2000	140%
	1999	121%
Asset Manager	2000	109%
	1999	104%
Asset Manager: Growth	2000	197%
	1999	101%
Asset Manager: Aggressive	2000	338%
	1999	0%*

* Annualized

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year.

The following table shows the total amount of brokerage commissions paid by each fund.

	Fiscal Year Ended	Total Amount Paid
Asset Manager: Income	September 30
2000		$ 474,000
1999		$ 293,000
1998		$ 340,000
Asset Manager
2000		$ 10,505,000
1999		$ 9,998,000
1998		$ 11,728,000
Asset Manager: Growth
2000		$ 7,905,000
1999		$ 4,599,000
1998		$ 7,181,000
Asset Manager: Aggressive
2000		$ 862,000
1999		$ 1,000

The first table below shows the total amount of brokerage commissions paid by each fund to NFS, NFSC, FBS, FBSJ, and REDIBook, as applicable, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFS, NFSC, FBSJ, and REDIBook for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 2000. NFS, NFSC, FBSJ, and REDIBook are paid on a commission basis.

Total Amount Paid
	Fiscal Year Ended	To NFS	To NFSC	To FBS	To FBSJ	To REDIBook
Asset Manager: Income	September 30
2000		$ 5,000	$ 28,000	$ 0	$ 0	$ 52
1999		$ 0	$ 26,000	$ 0	$ 0	$ 0
1998		$ 0	$ 40,000	$ 100	$ 0	$ 0
Asset Manager
2000		$ 63,000	$ 370,000	$ 0	$ 4,000	$ 11,000
1999		$ 0	$ 871,000	$ 0	$ 0	$ 0
1998		$ 0	$ 1,574,000	$ 9,000	$ 0	$ 0
Asset Manager: Growth
2000		$ 29,000	$ 197,000	$ 0	$ 1,000	$ 6,000
1999		$ 0	$ 334,000	$ 0	$ 0	$ 0
1998		$ 0	$ 787,000	$ 4,000	$ 0	$ 0
Asset Manager: Aggressive
2000		$ 5,000	$ 49,000	$ 0	$ 0	$ 88
1999		$ 0	$ 0	$ 0	$ 0	$ 0
	Fiscal Year Ended 2000	% of Aggregate Commissions Paid to NFS	% of Aggregate Dollar Amount of Transactions Effected through NFS	% of Aggregate Commissions Paid to NFSC	% of Aggregate Dollar Amount of Transactions Effected through NFSC(dagger)	% of Aggregate Commissions Paid to FBSJ	% of Aggregate Dollar Amount of Transactions Effected through FBSJ	% of Aggregate Commissions Paid to REDIBook	% of Aggregate Dollar Amount of Transactions Effected through REDIBook
Asset Manager: Income	September 30	0.98%	1.46%	5.90%	11.37%	0%	0%	0.01%	0.05%
Asset Manager	September 30	0.60%	1.03%	3.52%	6.37%	0.04%	0.04%	0.10%	0.30%
Asset Manager: Growth	September 30	0.37%	0.43%	2.49%	3.60%	0.02%	0.01%	0.07%	0.15%
Asset Manager: Aggressive	September 30	0.62%	1.12%	5.64%	9.70%	0%	0%	0.01%	0.01%

(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.

The following table shows the dollar amount of brokerage commissions paid to firms for providing research services and the approximate dollar amount of the transactions involved for the fiscal year ended 2000.

	Fiscal Year Ended 2000	$ Amount of Commissions Paid to Firms for Providing Research Services*	$ Amount of Brokerage Transactions Involved*
Asset Manager: Income	September 30	$ 380,000	$ 445,614,000
Asset Manager	September 30	$ 9,739,000	$ 9,220,134,000
Asset Manager: Growth	September 30	$ 5,793,000	$ 6,553,643,000
Asset Manager: Aggressive	September 30	$ 709,000	$ 640,333,000

* The provision of research services was not necessarily a factor in the placement of all this business with such firms.

The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other fundsor investment accounts managed by FMR or its affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, if applicable, and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

Yield Calculations. Yields for a fund are computed by dividing a fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment alternatives. However, a fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates a fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Return Calculations. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years.While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of a fund's small account fee. Excluding a fund's small account fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

Moving Averages. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. The 13-week and 39-week long-term moving averages for each fund are shown in the table below.

Fund	13-Week Long-Term Moving Average	39-Week Long-Term Moving Average
Asset Manager: Income*	$ 12.19	$ 11.92
Asset Manager*	$ 19.11	$ 18.49
Asset Manager: Growth*	$ 20.41	$ 19.70
Asset Manager: Aggressive*	$ 15.67	$ 14.45

* On September 29, 2000.

Historical Fund Results. The following table shows each fund's yield and returns for the fiscal periods ended September 30, 2000.

		Average Annual Returns			Cumulative Returns
	Thirty-Day Yield	One Year	Five Years	Ten Years/ Life of Fund	One Year	Five Years	Ten Years/ Life of Fund
Asset Manager: Income	5.60%	8.10%	8.82%	9.04%*	8.10%	52.57%	99.89%*
Asset Manager	--	18.73%	14.94%	14.80%	18.73%	100.59%	297.53%
Asset Manager: Growth	--	15.50%	16.44%	15.31%**	15.50%	114.08%	248.36%**
Asset Manager: Aggressive	--	50.84%	--	52.92%***	50.84%	--	54.16%***

* From October 1, 1992 (commencement of operations).

** From December 30, 1991 (commencement of operations).

*** From September 24, 1999 (commencement of operations).

Note: If FMR had not reimbursed certain fund expenses during these periods, Asset Manager: Income's, Asset Manager: Growth's, and Asset Manager: Aggressive's returns would have been lower.

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended September 30, 2000 or life of each fund, as applicable, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the period from October 1, 1992 (commencement of operations) to September 30, 2000, a hypothetical $10,000 investment in Asset Manager: Income would have grown to $19,989.

ASSET MANAGER: INCOME					INDEXES
Fiscal Period Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 12,240	$ 5,862	$ 1,887	$ 19,989	$ 40,711	$ 38,796	$ 12,293
1999	$ 12,150	$ 4,793	$ 1,548	$ 18,491	$ 35,937	$ 37,083	$ 11,883
1998	$ 12,450	$ 4,064	$ 824	$ 17,338	$ 28,119	$ 27,698	$ 11,599
1997	$ 12,360	$ 3,254	$ 431	$ 16,045	$ 25,786	$ 27,588	$ 11,408
1996	$ 11,630	$ 2,336	$ 89	$ 14,055	$ 18,360	$ 20,045	$ 11,168
1995	$ 11,460	$ 1,554	$ 88	$ 13,102	$ 15,258	$ 15,969	$ 10,842
1994	$ 10,690	$ 928	$ 82	$ 11,700	$ 11,759	$ 12,494	$ 10,573
 1993*	$ 11,070	$ 462	$ 0	$ 11,532	$ 11,342	$ 11,248	$ 10,269

* From October 1, 1992 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Asset Manager: Income on October 1, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,430. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $4,390 for dividends and $1,370 for capital gain distributions.

During the 10-year period ended September 30, 2000, a hypothetical $10,000 investment in Asset Manager would have grown to $39,753.

ASSET MANAGER					INDEXES
Fiscal Year Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living
2000	$ 17,961	$ 9,775	$ 12,017	$ 39,753	$ 59,099	$ 54,922	$ 13,090
1999	$ 16,241	$ 7,747	$ 9,495	$ 33,483	$ 52,169	$ 52,497	$ 12,653
1998	$ 17,143	$ 7,069	$ 4,622	$ 28,834	$ 40,819	$ 39,211	$ 12,351
1997	$ 17,867	$ 6,372	$ 3,134	$ 27,373	$ 37,433	$ 39,056	$ 12,148
1996	$ 15,498	$ 4,647	$ 1,728	$ 21,873	$ 26,652	$ 28,377	$ 11,891
1995	$ 14,539	$ 3,658	$ 1,621	$ 19,818	$ 22,149	$ 22,607	$ 11,545
1994	$ 13,703	$ 2,989	$ 1,309	$ 18,001	$ 17,071	$ 17,688	$ 11,258
1993	$ 14,070	$ 2,457	$ 849	$ 17,376	$ 16,464	$ 15,924	$ 10,934
1992	$ 12,688	$ 1,270	$ 557	$ 14,515	$ 14,569	$ 14,231	$ 10,648
1991	$ 12,237	$ 741	$ 0	$ 12,978	$ 13,118	$ 12,742	$ 10,339

Explanatory Notes: With an initial investment of $10,000 in Asset Manager on October 1, 1990, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $28,339. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,504 for dividends and $6,620 for capital gain distributions.

During the period from December 30, 1991 (commencement of operations) to September 30, 2000, a hypothetical $10,000 investment in Asset Manager: Growth would have grown to $34,836.

ASSET MANAGER: GROWTH					INDEXES
Fiscal Period Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 20,330	$ 3,492	$ 11,014	$ 34,836	$ 41,767	$ 40,796	$ 12,596
1999	$ 19,050	$ 2,552	$ 8,558	$ 30,160	$ 36,869	$ 38,995	$ 12,175
1998	$ 18,800	$ 2,023	$ 4,657	$ 25,480	$ 28,848	$ 29,126	$ 11,885
1997	$ 19,970	$ 1,615	$ 2,606	$ 24,191	$ 26,455	$ 29,011	$ 11,690
1996	$ 16,560	$ 859	$ 967	$ 18,386	$ 18,836	$ 21,078	$ 11,443
1995	$ 14,880	$ 524	$ 869	$ 16,273	$ 15,653	$ 16,793	$ 11,109
1994	$ 13,910	$ 272	$ 618	$ 14,800	$ 12,064	$ 13,139	$ 10,834
1993	$ 13,770	$ 178	$ 95	$ 14,043	$ 11,636	$ 11,828	$ 10,522
 1992*	$ 11,160	$ 0	$ 0	$ 11,160	$ 10,296	$ 10,571	$ 10,247

* From December 30, 1991 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Asset Manager: Growth on December 30, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $22,307. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $2,290 for dividends and $7,360 for capital gain distributions.

During the period from September 24, 1999 (commencement of operations) to September 30, 2000, a hypothetical $10,000 investment in Asset Manager: Aggressive would have grown to $15,416.

ASSET MANAGER: AGGRESSIVE					INDEXES
Fiscal Period Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 15,320	$ 27	$ 69	$ 15,416	$ 11,378	$ 10,523	$ 10,345
 1999*	$ 10,220	$ 0	$ 0	$ 10,220	$ 10,044	$ 10,059	$ 10,000

* From September 24, 1999 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in Asset Manager: Aggressive on September 24, 1999, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,070. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $20 for dividends and $50 for capital gain distributions.

After-Tax Results for each Fund. The following table shows each fund's pre-liquidation and post-liquidation after-tax returns, as provided by Morningstar, Inc., for the fiscal periods ended September 30, 2000.

The pre-liquidation calculation assumes (i) that taxes are paid on distributions at the time of the distribution, (ii) that shares were held for the entire measurement period, and (iii) that no taxes have been paid on accumulated capital appreciation.

The post-liquidation calculation assumes (i) that taxes are paid on distributions at the time of the distribution and (ii) that shares have been sold at the end of the measurement period.

The pre-liquidation and post-liquidation after-tax calculations assume the highest individual federal income and capital gains tax rates in effect at the time the distribution is paid. The applicable tax rate is applied to distributions as if they were paid in cash and the remainder of the distribution is assumed to be reinvested in shares of the fund. State and local taxes are not considered.

The post-liquidation after-tax calculation assumes the long-term capital gains tax rate on accumulated capital appreciation for all periods. If there would have been a capital loss on liquidation, the loss is recorded as a tax benefit, increasing the post-liquidation return.

After-tax returns are based on past results and are not an indication of future performance. Actual after-tax returns will differ depending on your individual circumstances.

	Average Annual Returns
Fund Name	One Year	Five Years	Ten Years
Asset Manager: Income - Pre-Liquidation Returns	5.39%	6.10%	--
Asset Manager: Income - Post-Liquidation Returns	5.23%	5.87%	--
Asset Manager - Pre-Liquidation Returns	16.37%	11.84%	12.07%
Asset Manager - Post-Liquidation Returns	14.19%	11.10%	11.32%
Asset Manager: Growth - Pre-Liquidation Returns	12.90%	13.61%	--
Asset Manager: Growth - Post-Liquidation Returns	11.47%	12.56%	--
Asset Manager: Aggressive - Pre-Liquidation Returns	50.47%	--	--
Asset Manager: Aggressive - Post-Liquidation Returns	40.46%	--	--

Performance Comparisons. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of each benchmark index representing the universe of securities in which the fund may invest. The return of each index reflects reinvestment of all dividends and capital gains paid by securities included in each index. Unlike a fund's returns, however, each index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

The asset allocation composite indexes are hypothetical representations of the performance of each fund's asset classes according to their respective weighting in each fund's neutral mix. The weightings are rebalanced monthly.

For periods after January 1, 1997, the Fidelity Asset Manager: Income Composite Index represents Asset Manager: Income's three asset classes according to their respective weightings in the fund's neutral mix (30% short-term/money market; 50% bonds; and 20% stocks).

For periods after January 1, 1997, the Fidelity Asset Manager Composite Index represents Asset Manager's three asset classes according to their respective weightings in the fund's neutral mix (10% short-term/money market; 40% bonds; and 50% stocks).

For periods after January 1, 1997, the Fidelity Asset Manager: Growth Composite Index represents Asset Manager: Growth's three asset classes according to their respective weightings in the fund's neutral mix (5% short-term/money market; 25% bonds; and 70% stocks).

For Asset Manager: Income, Asset Manager and Asset Manager: Growth, the following indexes are used to calculate the asset allocation composite indexes: the S&P 500 for the stock class, the Lehman Brothers Aggregate Bond Index for the bond class, and the Lehman Brothers 3-Month Treasury Bill Index for the short-term/money market class.

For Asset Manager: Aggressive, the following indexes are used to calculate the Fidelity Asset Manager: Aggressive Composite Index: the S&P 500 for the stock class and the Lehman Brothers Aggregate Bond Index for the bond and short-term/money market class.

For periods prior to January 1, 1997, the Fidelity Asset Manager: Income Composite Index represented Asset Manager: Income's three asset classes according to their respective weightings in the fund's neutral mix (50% short-term instruments; 30% bonds; and 20% stocks) during that period of time. The following indexes are used to calculate the Fidelity Asset Manager: Income Composite Index during that period of time: the Lehman Brothers 3-Month Treasury Bill Index; the Lehman Brothers U.S. Treasury Index; and the S&P 500.

For periods between June 1, 1992 and January 1, 1997, the Fidelity Asset Manager Composite Index represented Asset Manager's three asset classes according to their respective weightings in the fund's neutral mix (20% short-term instruments; 40% bonds; and 40% stocks) during that period of time. The following indexes are used to calculate the Fidelity Asset Manager Composite Index during that period of time: the Lehman Brothers 3-Month Treasury Bill Index; the Lehman Brothers U.S. Treasury Index; and the S&P 500. For periods prior to June 1, 1992, the Fidelity Asset Manager Composite Index represented Asset Manager's three asset classes according to their respective weightings in the fund's neutral mix (30% money market instruments; 40% bonds; and 30% stocks) during that period of time. The following indexes are used to calculate the Fidelity Asset Manager Composite Index during that period of time: the Lehman Brothers 3-Month Treasury Bill Index; the Lehman Brothers U.S. Treasury Index; and the S&P 500.

For periods prior to January 1, 1997, the Fidelity Asset Manager: Growth Composite Index represented Asset Manager: Growth's three asset classes according to their respective weightings in the fund's neutral mix (5% short-term instruments; 30% bonds; and 65% stocks) during that period of time. The following indexes are used to calculate the Fidelity Asset Manager: Growth Composite Index during that period of time: the Lehman Brothers 3-Month Treasury Bill Index; the Lehman Brothers U.S. Treasury Index; and the S&P 500.

S&P 500 is a market capitalization-weighted index of common stocks.

Lehman Brothers Aggregate Bond Index is a market value-weighted index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

Lehman Brothers U.S. Treasury Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one year or more. Issues in the index must have at least $100 million par amount outstanding. Certain special issues, such as flower bonds, targeted investor notes (TINs), and state and local government series (SLGs) bonds are excluded.

Lehman Brothers 3-Month Treasury Bill Index is a representation of the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term instruments).

Each fund has the ability to invest in securities that are not included in any of the indexes, and each fund's actual investment portfolio may not reflect the composition or the weighting of the indexes used. The Lehman Brothers 3-Month Treasury Bill Index, the Lehman Brothers U.S. Treasury Index, the Lehman Brothers Aggregate Bond Index, the S&P 500, and the asset allocation composite indexes include reinvestment of income or dividends, as appropriate, and are based on the prices of unmanaged groups of U.S. Treasury obligations, other fixed-income obligations, or stocks, as appropriate. Unlike each fund's returns, the indexes do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds.

The following table represents the comparative indexes' calendar year-to-year performance.

	Lehman Brothers 3-Month Treasury Bill Index	Lehman Brothers Aggregate Bond Index	Lehman Brothers U.S. Treasury Index	S&P 500
2000	4.48%	7.12%	8.10%	-1.39%
1999	4.90%	-0.82%	-2.56%	21.04%
1998	5.31%	8.69%	10.03%	28.58%

Each fund may compare its performance to that of the S&P 500, a market capitalization-weighted index of common stocks.

Each of Asset Manager: Income, Asset Manager, Asset Manager: Growth, and Asset Manager: Aggressive may also compare its performance to the Lehman Brothers Aggregate Bond Index, a market value-weighted index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of GNMA, FHLMC, and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

Each of Asset Manager: Income, Asset Manager, and Asset Manager: Growth may also compare its performance to the Lehman Brothers 3-Month Treasury Bill Index, a representation of the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term instruments).

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee an investor's principal orreturn, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus®, a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(TM) number, and CUSIP number, and discuss or quote its current portfolio manager.

Volatility. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum Indicators indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of September 30, 2000, FMR advised over $36 billion in municipal fund assets, $147 billion in taxable fixed-income fund assets, $154 billion in money market fund assets, $643 billion in equity fund assets, $19 billion in international fund assets, and $44 billion in Spartan® fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

Asset Manager may be advertised as an investment choice under the Fidelity College Savings Plan mutual fund option. Advertising may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical performance. Advertising for the Fidelity College Savings Plan mutual fund option may be used in conjunction with advertising for the Fidelity College Savings Plan brokerage option, a product offered through FBS LLC.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing each fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

Dividends. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, short-term capital gains, and non-qualifying dividends, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. A portion of each fund's dividends derived from certain U.S. Government securities and securities of certain other investment companies may be exempt from state and local taxation.

Capital Gain Distributions. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by a fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years or, if shorter, the period of a fund's operations. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (70), Trustee, is President of Fidelity Asset Manager: Income, Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Aggressive. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; Chairman and Representative Director of Fidelity Investments Japan Limited (1997); and a Director of FDC and of FMR Co., Inc. (2000). Abigail Johnson, Member of the Advisory Board of Fidelity Charles Street Trust, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Charles Street Trust (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

J. MICHAEL COOK (58), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (68), Trustee, is President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (68), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (57), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

DONALD J. KIRK (67), Trustee, is Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and a Public Governor of the National Association of Securities Dealers, Inc. (1996). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business.Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer of Acterna Corporation (global communications equipment) since 1999 and as a Director since 1998. He is also co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions , 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

*PETER S. LYNCH (57), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (66), Trustee (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

MARVIN L. MANN (67), Trustee, is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna (electronics, 1999).

*ROBERT C. POZEN (54), Trustee (1997), is Senior Vice President of Fidelity Asset Manager: Income (1997), Fidelity Asset Manager (1997), Fidelity Asset Manager: Growth (1997), and Fidelity Asset Manager: Aggressive. Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

THOMAS R. WILLIAMS (72), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

ROBERT A. LAWRENCE (47) is Vice President of Fidelity Asset Manager: Income (1999), Fidelity Asset Manager (1997), Fidelity Asset Manager: Growth (1997), and Fidelity Asset Manager: Aggressive. Mr. Lawrence serves as Vice President of certain High Income Bond Funds (2000), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), Vice President of certain Equity Funds (1997), and Senior Vice President of FMR (1993).

RICHARD C. HABERMANN (60) is Vice President of Fidelity Asset Manager: Income (1996),Fidelity Asset Manager (1996), Fidelity Asset Manager: Growth (1996), and Fidelity Asset Manager: Aggressive, and other funds advised by FMR.Prior to his current responsibilities, Mr. Habermann managed a variety of Fidelity funds.

CHARLES S. MORRISON II (39) is Vice President of Fidelity Asset Manager: Income (1997), Fidelity Asset Manager (1997), and Fidelity Asset Manager: Growth (1997), Fidelity Asset Manager: Aggressive, and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Morrison managed a variety of Fidelity funds.

THOMAS M. SPRAGUE (43) is Vice President of Fidelity Asset Manager (1998), Fidelity Asset Manager: Growth (2000), and other funds advised by FMR. Prior to his current responsibilities, Mr. Sprague managed a variety of Fidelity funds.

JOHN J. TODD (51) is Vice President of Fidelity Asset Manager: Income (1996), Fidelity Asset Manager (1996), and Fidelity Asset Manager: Growth (1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

ERIC D. ROITER (51) is Secretary of Fidelity Asset Manager: Income (1998), Fidelity Asset Manager (1998), Fidelity Asset Manager: Growth (1998), and Fidelity Asset Manager: Aggressive. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (42) is Treasurer of Fidelity Asset Manager: Income (2000), Fidelity Asset Manager (2000), Fidelity Asset Manager: Growth (2000), and Fidelity Asset Manager: Aggressive (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41) is Deputy Treasurer of Fidelity Asset Manager: Income (2000), Fidelity Asset Manager (2000), Fidelity Asset Manager: Growth (2000), and Fidelity Asset Manager: Aggressive (2000). She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

JOHN H. COSTELLO (54) is Assistant Treasurer of Fidelity Asset Manager: Income, Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Aggressive. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

THOMAS J. SIMPSON (43) is Assistant Treasurer of Fidelity Asset Manager: Income (2000), Fidelity Asset Manager (2000), Fidelity Asset Manager: Growth (2000), and Fidelity Asset Manager: Aggressive. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended September 30, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
Aggregate Compensation from a Fund
Trustees and Members of the Advisory Board	Asset Manager: IncomeB	Asset ManagerB,C,E	Asset Manager: GrowthB,D,E	Asset Manager: AggressiveB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0	$ 0	$ 0	$ 0
Abigail P. Johnson**	$ 0	$ 0	$ 0	$ 0	$ 0
J. Michael Cook*****	$ 134	$ 2,162	$ 851	$ 44	$ 0
Ralph F. Cox	$ 237	$ 3,620	$ 1,454	$ 47	$ 217,500
Phyllis Burke Davis	$ 240	$ 3,665	$ 1,473	$ 47	$ 211,500
Robert M. Gates	$ 237	$ 3,620	$ 1,454	$ 47	$ 217,500
E. Bradley Jones****	$ 61	$ 837	$ 350	$ 1	$ 217,500
Donald J. Kirk	$ 237	$ 3,623	$ 1,456	$ 47	$ 217,500
Marie L. Knowles******	$ 57	$ 925	$ 360	$ 30	$ 0
Ned C. Lautenbach***	$ 235	$ 3,598	$ 1,445	$ 47	$ 54,000
Peter S. Lynch**	$ 0	$ 0	$ 0	$ 0	$ 0
William O. McCoy	$ 234	$ 3,574	$ 1,435	$ 47	$ 214,500
Gerald C. McDonough	$ 296	$ 4,518	$ 1,815	$ 58	$ 269,000
Marvin L. Mann	$ 239	$ 3,643	$ 1,464	$ 47	$ 217,500
Robert C. Pozen**	$ 0	$ 0	$ 0	$ 0	$ 0
William S. Stavropoulos*******	$ 0	$ 0	$ 0	$ 0	$ 0
Thomas R. Williams	$ 236	$ 3,598	$ 1,446	$ 46	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the funds and Ms. Johnsonare compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

******* Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $2,108; Phyllis Burke Davis, $2,108; Robert M. Gates, $2,108; E. Bradley Jones, $399; Donald J. Kirk, $2,108; Ned C. Lautenbach, $1,709; William O. McCoy, $2,108; Gerald C. McDonough, $2,636; Marvin L. Mann, $2,108; and Thomas R. Williams, $2,108.

D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $845; Phyllis Burke Davis, $845; Robert M. Gates, $845; E. Bradley Jones, $167; Donald J. Kirk, $845; Ned C. Lautenbach, $678; William O. McCoy, $845; Gerald C. McDonough, $1,056; Marvin L. Mann, $845; and Thomas R. Williams, $845.

E Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $1,046, Asset Manager; Ned C. Lautenbach, $725, Asset Manager; William O. McCoy, $1,046, Asset Manager; Thomas R. Williams, $1,046, Asset Manager; Ralph F. Cox, $422, Asset Manager: Growth; Ned C. Lautenbach, $288, Asset Manager: Growth; William O. McCoy, $422, Asset Manager: Growth; Thomas R. Williams, $422, Asset Manger: Growth.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Planare treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of September 30, 2000, approximately 1.64% of Fidelity Asset Manager: Aggressive's total outstanding shares was held by FMR Corp. FMR Corp. is the ultimate parent company of FMR and its affiliates. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page <Click Here>, Mr. Edward C. Johnson 3d, Trustee and President of the fund, and Ms. Abigail P. Johnson, Member of the Advisory Board of Fidelity Charles Street Trust, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of Fidelity Asset Manager: Aggressive's shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.

As of September 30, 2000, the following owned of record or beneficially 5% or more (up to and including 25%) of Fidelity Asset Manager: Income's and Fidelity Asset Manager: Growth's outstanding shares:

Fidelity Asset Manager: Income: IUOE, Local #30, Richmond Hill, NY (6.43%).

Fidelity Asset Manager: Growth: UNISYS Corporation, Blue Bell, PA (5.64%).

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East) and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity Investments Japan Limited (FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

The funds, FMR, FIMM, FMRC, FMR U.K., FMR Far East, FIJ, and Fidelity Distributors Corporation (FDC) have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following is the fee schedule for Asset Manager: Income.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.3700%	$ 1 billion	.3700%
3 - 6.3400		50.2188
6 - 9.3100		100.1869
9 - 12.2800		150.1736
12 - 15.2500		200.1652
15 - 18.2200		250.1587
18 - 21.2000		300.1536
21 - 24.1900		350.1494
24 - 30.1800		400.1459
30 - 36.1750		450.1427
36 - 42.1700		500.1399
42 - 48.1650		550.1372
48 - 66.1600		600.1349
66 - 84.1550		650.1328
84 - 120.1500		700.1309
120 - 156.1450		750.1291
156 - 192.1400		800.1275
192 - 228.1350		850.1260
228 - 264.1300		900.1246
264 - 300.1275		950.1233
300 - 336.1250		1,000.1220
336 - 372.1225		1,050.1209
372 - 408.1200		1,100.1197
408 - 444.1175		1,150.1187
444 - 480.1150		1,200.1177
480 - 516.1125		1,250.1167
516 - 587.1100		1,300.1158
587 - 646.1080		1,350.1149
646 - 711.1060		1,400.1141
711 - 782.1040
782 - 860.1020
860 - 946.1000
946 - 1,041.0980
1,041 - 1,145.0960
1,145 - 1,260.0940
Over 1,260.0920

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $888 billion of group net assets - the approximate level for September 2000 - was 0.1249%, which is the weighted average of the respective fee rates for each level of group net assets up to $888 billion.

The following is the fee schedule for Asset Manager, Asset Manager: Growth, and Asset Manager: Aggressive.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
Over 1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $888 billion of group net assets - the approximate level for September 2000 - was 0.2738%, which is the weighted average of the respective fee rates for each level of group net assets up to $888 billion.

Asset Manager: Income's, Asset Manager's, Asset Manager: Growth's, and Asset Manager: Aggressive's individual fund fee rates are 0.30%, 0.25%, 0.30%, and 0.30%, respectively. Based on the average group net assets of the funds advised by FMR for September 2000, each fund's annual management fee rate would be calculated as follows:

	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Asset Manager: Income	0.1249%	+	0.30%	=	0.4249%
Asset Manager	0.2738%	+	0.25%	=	0.5238%
Asset Manager: Growth	0.2738%	+	0.30%	=	0.5738%
Asset Manager: Aggressive	0.2738%	+	0.30%	=	0.5738%

One-twelfth of the management fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.

Fund	Fiscal Years Ended September 30	Management Fees Paid to FMR
Asset Manager: Income	2000	$ 3,573,000
	1999	$ 3,949,000
	1998	$ 3,113,000
Asset Manager	2000	$ 68,480,000
	1999	$ 67,235,000
	1998	$ 66,671,000
Asset Manager: Growth	2000	$ 29,970,000
	1999	$ 30,162,000
	1998	$ 28,667,000
Asset Manager: Aggressive	2000	$ 1,243,000
	1999	$ 279

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

FMR voluntarily agreed to reimburse Asset Manager: Aggressive if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and level of expense limitation for the applicable fund; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

	Aggregate Operating Expense Limitation	Fiscal Years Ended September 30	Management Fee Before Reimbursement	Amount of Management Fee Reimbursement
Asset Manager: Aggressive	1.20%	2000	$ 1,243,000	$ 0
	1.20%	1999*	$ 279	$ 279

* From September 24, 1999 (commencement of operations).

Sub-Advisers. On behalf of Asset Manager: Income, Asset Manager, Asset Manager: Growth, and Asset Manager: Aggressive, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing certain types of investments for each fund.

Under the terms of the sub-advisory agreements for Asset Manager: Income, Asset Manager, Asset Manager: Growth, and Asset Manager: Aggressive, FMR pays FIMM fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that is managed by FIMM. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

Fees paid to FIMM by FMR on behalf of each fund for the past two fiscal years are shown in the table below.

Fund	Fiscal Year Ended September 30	Fees Paid to FIMM
Asset Manager: Income	2000	$ 1,235,000
	1999	$ 1,023,000
Asset Manager	2000	$ 10,888,000
	1999	$ 8,176,000
Asset Manager: Growth	2000	$ 1,482,000
	1999	$ 935,000
Asset Manager: Aggressive	2000	$ 64,000
	1999	$ 0

On January 1, 2001, FMR will enter into a sub-advisory agreement with FMRC on behalf of each fund pursuant to which FMRC will have primary responsibility for choosing certain types of investments for each fund.

Under the terms of the sub-advisory agreement for each fund, FMR will pay FMRC fees equal to 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC. The fees paid to FMRC will not be reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

On behalf of each fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

For providing investment advice and research services, fees paid to FMR U.K., FMR Far East, and FIJ for the past three fiscal years are shown in the table below.

Fiscal Year Ended September 30	FMR U.K.	FMR Far East	FIJ
Asset Manager: Income
2000	$ 56,000	$ 8,000	$ 3,000
1999	$ 101,000	$ 64,000	--
1998	$ 53,000	$ 50,000	--
Asset Manager
2000	$ 504,000	$ 454,000	$ 167,000
1999	$ 672,000	$ 434,000	--
1998	$ 496,000	$ 472,000	--
Asset Manager: Growth
2000	$ 107,000	$ 103,000	$ 49,000
1999	$ 78,000	$ 50,000	--
1998	$ 145,000	$ 138,000	--
Asset Manager: Aggressive
2000	$ 3,000	$ 13	$ 7
1999	$ 0	$ 0	--

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. and FMR Far Easton behalf of Asset Manager: Income, Asset Manager, and Asset Manager: Growth for the past three fiscal years.

For discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. and FMR Far Easton behalf of Asset Manager: Aggressive for the past two fiscal years.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities.FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

For Asset Manager, Asset Manager: Growth, and Asset Manager: Aggressive, the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for Asset Manager, Asset Manager: Growth, and Asset Manager: Aggressive are 0.0365% of the first $500 million of average net assets, 0.0155% of average net assets between $500 million and $3 billion, 0.0040% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

The annual rates for pricing and bookkeeping services for Asset Manager: Income are 0.0275% of the first $500 million of average net assets, 0.0175% of average net assets between $500 million and $3 billion, 0.0021% of average net assets between $3 billion and $25 billion, and 0.00075% of average net assets in excess of $25 billion. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 per year.

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.

Fund	2000	1999	1998
Asset Manager: Income	$ 1,431,000	$ 238,000	$ 244,000
Asset Manager	$ 1,042,000	$ 1,057,000	$ 989,000
Asset Manager: Growth	$ 742,000	$ 921,000	$ 864,000
Asset Manager: Aggressive	$ 100,000	$ 1,000*	--

* From September 24, 1999 (commencement of operations).

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

Payments made by the funds to FSC for securities lending for the past three fiscal years are shown in the table below.

Fund	2000	1999	1998
Asset Manager: Income	$ 0	$ 0	$ 0
Asset Manager	$ 1,000	$ 18,000	$ 24,000
Asset Manager: Growth	$ 61	$ 0	$ 0
Asset Manager: Aggressive	$ 52	$ 0*	--

* From September 24, 1999 (commencement of operations).

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Asset Manager: Income, Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Aggressive are funds of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981. Currently, there are five funds in Fidelity Charles Street Trust: Fidelity Asset Manager: Income, Fidelity Asset Manager, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Aggressive, and Spartan Investment Grade Bond Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another operating mutual fund or the sale of substantially all of the assets of the trust or a fund to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or a fund without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Custodians. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of each fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditor. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for each fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended September 30, 2000 and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Fidelity, Asset Manager Income, Asset Manager: Growth, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Spartan, and Magellan are registered trademarks of FMR Corp.

Asset Manager and Asset Manager: Aggressive are service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Spartan®

Investment Grade Bond

Fund

(fund number 448, trading symbol FSIBX)

Prospectus

November 27, 2000

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Spartan® Investment Grade Bond Fund seeks a high level of current income.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Normally investing in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).
  Managing the fund to have similar overall interest rate risk to an index, which as of September 30, 2000, was the Lehman Brothers Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Analyzing a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Performance

The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Spartan Investment Grade Bond
Calendar Years	1993	1994	1995	1996	1997	1998	1999
	15.76%	-5.17%	18.61%	3.12%	9.28%	8.76%	-0.73%

During the periods shown in the chart for Spartan Investment Grade Bond, the highest return for a quarter was 6.39% (quarter ended March 31, 1993) and the lowest return for a quarter was -4.74% (quarter ended March 31, 1994).

The year-to-date return as of September 30, 2000 for Spartan Investment Grade Bond was 6.72%.

Average Annual Returns

For the periods ended December 31, 1999	Past 1 year	Past 5 years	Life of fundA
Spartan Investment Grade Bond	-0.73%	7.61%	6.76%
Lehman Bros. Aggregate Bond Index	-0.82%	7.73%	6.16%
Lipper Intermediate Investment Grade Debt Funds Average	-1.31%	6.79%	n/aB

A From October 1, 1992.

B Not available

If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more.

The LipperFunds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any expense reimbursements during the period.

Prospectus

Fund Summary - continued

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Annual account maintenance fee (for accounts under $2,500)	$12.00

Annual fund operating expenses (paid from fund assets)

Management fee	0.60%
Distribution and Service (12b-1) fee	None
Other expenses	0.00%
Total annual fund operating expensesA	0.60%

A Effective January 1, 1999, FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.50%. This arrangement can be discontinued by FMR at any time.

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

1 year	$ 61
3 years	$ 192
5 years	$ 335
10 years	$ 750

Prospectus

Fund Basics

Investment Details

Investment Objective

Spartan Investment Grade Bond Fund seeks a high level of current income.

Principal Investment Strategies

FMR normally invests the fund's assets in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

FMR uses an index that represents the market for the types of securities in which the fund invests as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of September 30, 2000, FMR was using the Lehman Brothers Aggregate Bond Index in managing the fund's investments. As of September 30, 2000, the dollar-weighted average maturity of the fund and the index was approximately 9.7 and 8.7 years, respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

To earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates, or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Prospectus

Fund Basics - continued

Spartan Investment Grade Bond Fund seeks a high level of current income.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investmentswas established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization  For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Prospectus

Shareholder Information - continued

Minimums

To Open an Account	$25,000
To Add to an Account	$1,000
Through regular investment plans	$500
Minimum Balance	$10,000

There is no minimum account balance or initial or subsequent purchase minimum for investments through Fidelity Portfolio Advisory ServicesSM , a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.

In addition, the fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $10,000 worth of shares in the account to keep it open, except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

Prospectus

Shareholder Information - continued

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-0602

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Personal Withdrawal Service to set up periodic redemptions from your account.
Check	Write a check to sell shares from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  The fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit.
  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
  The fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Prospectus

Shareholder Information - continued

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Automatic Investment and Withdrawal Programs. Fidelity offers convenient services that let you automatically transfer money into your account, between accounts, or out of your account. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic withdrawal or exchange programs can be a convenient way to provide a consistent income flow or to move money between your investments.

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $500	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.A
Minimum $500	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

A Because its share price fluctuates, the fund may not be an appropriate choice for direct deposit of your entire check.
Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $500	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.
Personal Withdrawal Service To set up periodic redemptions from your account to you or to your bank account.
Frequency Monthly	Procedures To set up, call 1-800-544-6666. To make changes, call Fidelity at 1-800-544-6666 at least three business days prior to your next scheduled withdrawal date.

Other Features. The following other features are also available to buy and sell shares of the fund.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $500
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Checkwriting To redeem shares from your account.
  To set up, complete the appropriate section on the application.
  All account owners must sign a signature card to receive a checkbook.
  You may write an unlimited number of checks.
  Minimum check amount: $1,000.
  Do not try to close out your account by check.
  To obtain more checks, call Fidelity at 1-800-544-6666.

Prospectus

Shareholder Information - continued

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinatti, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating accounts with Fidelity maintained by Fidelity Service Company, Inc. or FBS LLC which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.

Prospectus

Shareholder Information - continued

If your account balance falls below $10,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in December.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Shareholder Information - continued

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

Spartan Investment Grade Bond is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

Affiliates assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR.FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a sub-adviser for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR.FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
  Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a sub-adviser for the fund. As of September 28, 2000, FIJ had approximately $28.3 billion in discretionary assets under management. FIJ may provide investment research and advice on issuers based outside the United States for the fund.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for the fund. FIMM is primarily responsible for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 billion in discretionary assets under management.

Kevin Grant is vice president and manager of Spartan Investment Grade Bond, which he has managed since February 1997. He also managesother Fidelity funds. Mr. Grant joined Fidelity in 1993 as a portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of the fund with limited exceptions.

Prospectus

Fund Services - continued

The fund's annual management fee rate is 0.60% of its average net assets.

For the fiscal year ended September 30, 2000, the fund paid a management fee of 0.50% of the fund's average net assets, after reimbursement.

FMR pays FIMM, FMR U.K. and FMR Far East for providing sub-advisory services. FMR Far East in turn pays FIJ for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP (2000 annual information only), independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's annual report. Annual information prior to 2000 was audited by PricewaterhouseCoopers LLP. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended September 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 10.010	$ 10.700	$ 10.250	$ 9.980	$ 10.170
Income from Investment Operations
 Net investment income	.640 B	.620 B	.634 B	.640 B	.655
 Net realized and unrealized gain (loss)	(.005)	(.610)	.453	.273	(.211)
 Total from investment operations	.635	.010	1.087	.913	.444
Less Distributions
 From net investment income	(.645)	(.620)	(.637)	(.643)	(.634)
 From net realized gain	-	(.022)	-	-	-
 In excess of net realized gain	-	(.058)	-	-	-
 Total distributions	(.645)	(.700)	(.637)	(.643)	(.634)
Net asset value, end of period	$ 10.000	$ 10.010	$ 10.700	$ 10.250	$ 9.980
Total Return A	6.63%	0.10%	10.95%	9.43%	4.46%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,835	$ 1,638	$ 1,220	$ 551	$ 344
Ratio of expenses to average net assets	.50% C	.47% C	.38% C	.48% C	.65%
Ratio of net investment income to average net assets	6.50%	6.04%	6.11%	6.36%	6.35%
Portfolio turnover rate	122%	148%	222%	194%	169%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-3221

Spartan, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Servicesis a service mark of FMR Corp.

1.718641.102 SIG-pro-1100

SPARTAN® INVESTMENT GRADE BOND FUND

A Fund of Fidelity Charles Street Trust

STATEMENT OF ADDITIONAL INFORMATION

November 27, 2000

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated November 27, 2000, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Performance	<Click Here>
Additional Purchase, Exchange and Redemption Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contract	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Appendix	<Click Here>

SIG-ptb-1100
1.721120.102

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety. The fund may not:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page <Click Here>.

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies Fidelity Management & Research Company (FMR) may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Borrowing. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

Central Cash Funds are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of their investments.

Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Exposure to Foreign Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

Fund's Rights as a Shareholder. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

Futures and Options. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

Combined Positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

Limitations on Futures and Options Transactions. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's®, or FitchInc., or is unrated but considered to be of equivalent quality by FMR.

Lower-Quality Debt Securities. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

To earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

Securities Lending. A fund may lend securities to parties such as broker-dealers or other institutions, including Fidelity Brokerage Services LLC (FBS LLC). FBS LLC is a member of the New York Stock Exchange (NYSE) and an indirect subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by FMR to be in good standing and when, in FMR's judgment, the income earned would justify the risks.

Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the liquidity or credit enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Swap Agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Temporary Defensive Policies. The fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

Futures transactions are executed and cleared through FCMs who receive commissions for their services.

The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the fund or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services LLC (NFS) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFS to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended September 30, 2000 and 1999, the fund's portfolio turnover rates were 122% and 148%, respectively. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.

The fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended September 30, 2000, 1999, and 1998, the fund paid no brokerage commissions.

During the fiscal year ended September 30, 2000, the fund paid no brokerage commissions to firms for providing research services.

The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.

Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other fundsor investment accounts managed by FMR or its affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

The fund's net asset value per share (NAV) is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

Independent brokers or quotation services provide prices of foreign securities in their local currency. Fidelity Service Company, Inc. (FSC) gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange or market on which that security is traded, then that security will be valued in good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield and return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

Yield Calculations. Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Return Calculations. Returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average annual returns, the fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. After-tax returns reflect the return of a hypothetical account after payment of federal and/or state taxes using assumed tax rates. After-tax returns may assume that taxes are paid at the time of distribution or once a year or are paid in cash or by selling shares, that shares are held through the entire period, sold on the last day of the period, or sold at a future date, and distributions are reinvested or paid in cash. Returns may or may not include the effect of the fund's small account fee. Excluding the fund's small account fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

Net Asset Value. Charts and graphs using the fund's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.

Historical Fund Results. The following table shows the fund's yield and returns for the fiscal periodended September 30, 2000.

		Average Annual Returns			Cumulative Returns
	Thirty-Day Yield	One Year	Five Years	Life of Fund*	One Year	Five Years	Life of Fund*
Spartan® Investment Grade Bond	6.73%	6.63%	6.24%	6.97%	6.63%	35.36%	71.45%

* From October 1, 1992 (commencement of operations).

Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's returns would have been lower.

Note: If FMR had not reimbursed certain fund expenses during these periods, the fund's yield would have been 6.59%.

The following table shows the income and capital elements of the fund's cumulative return. The table compares the fund's return to the record of the Standard & Poor's 500SM  Index (S&P 500®), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons are provided to show how the fund's return compared to the record of a market capitalization-weighted index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the fund. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.

During the period from October 1, 1992 (commencement of operations) to September 30, 2000, a hypothetical $10,000 investment in Spartan Investment Grade Bond would have grown to $17,145, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

SPARTAN INVESTMENT GRADE BOND					INDEXES
September 30 Ended	Value of Initial $10,000 Investment	Value of Reinvested Dividend Distributions	Value of Reinvested Capital Gain Distributions	Total Value	S&P 500	DJIA	Cost of Living**
2000	$ 10,000	$ 6,983	$ 162	$ 17,145	$ 40,711	$ 38,796	$ 12,293
1999	$ 10,010	$ 5,906	$ 163	$ 16,079	$ 35,937	$ 37,083	$ 11,883
1998	$ 10,700	$ 5,313	$ 51	$ 16,064	$ 28,119	$ 27,698	$ 11,599
1997	$ 10,250	$ 4,180	$ 49	$ 14,479	$ 25,786	$ 27,588	$ 11,408
1996	$ 9,980	$ 3,204	$ 47	$ 13,231	$ 18,360	$ 20,045	$ 11,168
1995	$ 10,170	$ 2,448	$ 48	$ 12,666	$ 15,258	$ 15,969	$ 10,842
1994	$ 9,510	$ 1,499	$ 10	$ 11,019	$ 11,759	$ 12,494	$ 10,573
1993*	$ 10,940	$ 877	$ 0	$ 11,817	$ 11,342	$ 11,248	$ 10,269

* From October 1, 1992 (commencement of operations).

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in the fund on October 1, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $17,238. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $5,358 for dividends and $120 for capital gain distributions.

Performance Comparisons. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

The fund's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Spartan Investment Grade Bond may also compare its performance to the Lehman Brothers Aggregate Bond Index, a market value-weighted index for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.

The fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee an investor's principal orreturn, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus®, a quarterly magazine provided free of charge to Fidelity fund shareholders.

The fund may present its fund number, Quotron® number, and CUSIP number, and discuss or quote its current portfolio manager.

Volatility. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.

Momentum Indicators indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.

The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of September 30, 2000, FMR advised over $36 billion in municipal fund assets, $147 billion in taxable fixed-income fund assets, $154 billion in money market fund assets, $643 billion in equity fund assets, $19 billion in international fund assets, and $44 billion in Spartan fund assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property, valued for this purpose as they are valued in computing the fund's NAV, if FMR determines it is in the best interests of the fund. Shareholders that receive securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities and securities of certain other investment companies may be exempt from state and local taxation.

Capital Gain Distributions. The fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

As of September 30, 2000, the fund had an aggregate capital loss carryforward of approximately $12,553,000. This loss carryforward, all of which will expire on September 30, 2008, is available to offset future capital gains, subject to certain limitations.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Foreign Tax Credit or Deduction. Foreign governments may withhold taxes on dividends and interest earned by the fund with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR or its affiliates. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (70), Trustee, is President of Spartan Investment Grade Bond Fund. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (U.K.) Inc. and of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; Chairman and Representative Director of Fidelity Investments Japan Limited (1997); and a Director of FDC and of FMR Co., Inc. (2000). Abigail Johnson, Member of the Advisory Board of Fidelity Charles Street Trust, is Mr. Johnson's daughter.

ABIGAIL P. JOHNSON (38), Member of the Advisory Board of Fidelity Charles Street Trust (1999), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

J. MICHAEL COOK (58), Member of the Advisory Board (2000). Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Dow Chemical Company (2000), HCA - The Healthcare Company (1999), and Children First (1999). He is a member of the Executive Committee of the Securities Regulation Institute, past chairman and a member of the Board of Catalyst (a leading organization for the advancement of women in business), and a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped). He also serves as a member of the Board and Executive Committee and as Co-Chairman of the Audit and Finance Committee of the Center for Strategic & International Studies, a member of the Board of Overseers of the Columbia Business School, and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

RALPH F. COX (68), Trustee, is President of RABAR Enterprises (management consulting-petroleum industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (68), Trustee. Mrs. Davis is retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (57), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automotive, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary.

DONALD J. KIRK (67), Trustee, is Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and a Public Governor of the National Association of Securities Dealers, Inc. (1996). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).

MARIE L. KNOWLES (53), Member of the Advisory Board (2000). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles serves as a member of the National Board of the Smithsonian Institution, she is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

NED C. LAUTENBACH (56), Trustee (2000), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach has served as Chairman and Chief Executive Officer of Acterna Corporation (global communications equipment) since 1999 and as a Director since 1998. He is also co-Chairman and a Director of Complete Business Solutions, Inc. (global provider of business and technology solutions , 2000). In addition, he is a Director of Eaton Corporation (global manufacturer of highly engineered products, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

*PETER S. LYNCH (57), Trustee, is Vice Chairman and a Director of FMR; and a Director of FMR Co., Inc. (2000). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (66), Trustee (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

GERALD C. McDONOUGH (72), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), a Director of Associated Estates Realty Corporation (a real estate investment trust), and a Director of Barpoint.com (online and wireless product information service, 2000). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997. He also served as a Director of Commercial Intertech Corp. (hydraulic systems, building systems, and metal products) from 1992-2000 and CUNO, Inc. (liquid and gas filtration products) from 1996-2000.

MARVIN L. MANN (67), Trustee, is Chairman Emeritus of Lexmark International, Inc. (office machines, 1991) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of PolyOne Corporation (chemicals, 1993), Imation Corp. (imaging and information storage, 1997). He is a Board member of Acterna (electronics, 1999).

*ROBERT C. POZEN (54), Trustee (1997), is Senior Vice President of Spartan Investment Grade Bond Fund (1997). Mr. Pozen also serves as Senior Vice President of other Fidelity funds (1997). He is President and a Director of FMR (1997), Fidelity Management & Research (U.K.) Inc. (1997), Fidelity Management & Research (Far East) Inc. (1997), Fidelity Investments Money Management, Inc. (1998), and FMR Co., Inc. (2000); a Director of Strategic Advisers, Inc. (1999); and Vice Chairman of Fidelity Investments (2000). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

WILLIAM S. STAVROPOULOS (61), Member of the Advisory Board (2000), is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of Dow Corning Corporation, NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

THOMAS R. WILLIAMS (72), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

DWIGHT D. CHURCHILL (46) is Vice President of Spartan Investment Grade Bond Fund. He serves as President of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds, Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

DAVID L. MURPHY (52) is Vice President of Spartan Investment Grade Bond Fund (2000). He serves as Vice President of Fidelity's Taxable Bond Funds (2000), Group Leader of Fidelity's Taxable Bond Group (2000), and Vice President of FMR (1998). Mr. Murphy joined Fidelity in 1989 as a manager of fixed-income funds.

KEVIN E. GRANT (40) is Vice President of Spartan Investment Grade Bond Fund (1997) and other funds advised by FMR. Prior to his current responsibilities, Mr. Grant managed a variety of Fidelity funds.

ERIC D. ROITER (51) is Secretary of Spartan Investment Grade Bond Fund (1998). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR (1998); and Vice President and Clerk of FDC (1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

ROBERT A. DWIGHT (42) is Treasurer of Spartan Investment Grade Bond Fund (2000). Mr. Dwight also serves as Treasurer of other Fidelity funds (2000) and is an employee of FMR. Prior to becoming Treasurer of the Fidelity funds, he served as President of Fidelity Accounting and Custody Services (FACS). Before joining Fidelity, Mr. Dwight was Senior Vice President of fund accounting operations for The Boston Company.

MARIA F. DWYER (41) is Deputy Treasurer of Spartan Investment Grade Bond Fund (2000). She also serves as Deputy Treasurer of other Fidelity funds (2000) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

STANLEY N. GRIFFITH (53) is Assistant Vice President of Spartan Investment Grade Bond Fund (1998). Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998) and is an employee of FMR Corp.

JOHN H. COSTELLO (54) is Assistant Treasurer of Spartan Investment Grade Bond Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

THOMAS J. SIMPSON (42) is Assistant Treasurer of Spartan Investment Grade Bond Fund (1998). Mr. Simpson is Assistant Treasurer of Fidelity Funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended September 30, 2000, or calendar year ended December 31, 1999, as applicable.

Compensation Table
Trustees and Members of the Advisory Board	Aggregate Compensation from Spartan Investment Grade BondB	Total Compensation from the Fund Complex*,A
Edward C. Johnson 3d**	$ 0	$ 0
Abigail P. Johnson**	$ 0	$ 0
J. Michael Cook*****	$ 275	$ 0
Ralph F. Cox	$ 459	$ 217,500
Phyllis Burke Davis	$ 464	$ 211,500
Robert M. Gates	$ 459	$ 217,500
E. Bradley Jones****	$ 109	$ 217,500
Donald J. Kirk	$ 460	$ 217,500
Marie L. Knowles******	$ 120	$ 0
Ned C. Lautenbach***	$ 456	$ 54,000
Peter S. Lynch**	$ 0	$ 0
William O. McCoy	$ 453	$ 214,500
Gerald C. McDonough	$ 573	$ 269,000
Marvin L. Mann	$ 462	$ 217,500
Robert C. Pozen**	$ 0	$ 0
William S. Stavropoulos*******	$ 0	$ 0
Thomas R. Williams	$ 456	$ 213,000

* Information is for the calendar year ended December 31, 1999 for 236 funds in the complex.

** Interested Trustees of the fundand Ms. Johnson are compensated by FMR.

*** During the period from October 14, 1999 through December 31, 1999, Mr. Lautenbach served as a Member of the Advisory Board. Effective January 1, 2000, Mr. Lautenbach serves as a Member of the Board of Trustees.

**** Mr. Jones served on the Board of Trustees through December 31, 1999.

***** Effective March 16, 2000, Mr. Cook serves as a Member of the Advisory Board.

****** Effective June 15, 2000, Ms. Knowles serves as a Member of the Advisory Board.

******* Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1999, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,735; William O. McCoy, $53,735; and Thomas R. Williams, $62,319.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan aretreated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

As of September 30, 2000, approximately 3.94% of the fund's total outstanding shares was held by an FMR affiliate. FMR Corp. is the ultimate parent company of this FMR affiliate. By virtue of their ownership interest in FMR Corp., as described in the "Control of Investment Advisers" section on page <Click Here>, Mr. Edward C. Johnson 3d, Trustee and President of the fund, and Ms. Abigail P. Johnson, Member of the Advisory Board of Fidelity Charles Street Trust, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's and Ms. Johnson's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.

CONTROL OF INVESTMENT ADVISERS

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and Fidelity Management & Research (Far East) Inc. (FMR Far East). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity Investments Japan Limited (FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

The fund, FMR, FIMM, FMR U.K., FMR Far East, FIJ, and Fidelity Distributors Corporation (FDC) have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services, pricing and bookkeeping services, and the cost of administration of the fund's securities lending program.

FMR pays all other expenses of the fund with the following exceptions: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.60% of the fund's average net assets throughout the month. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

For the fiscal years ended September 30, 2000, 1999, and 1998, the fund paid FMR management fees of $9,907,000, $8,389,000, and $5,189,000, respectively, after reduction of fees and expenses paid by the fund to the non-interested Trustees. In addition, for the fiscal years ended September 30, 2000, 1999, and 1998, credits reducing management fees amounted to $17,000, $8,000, and $11,000 respectively.

On June 27, 1998, FMR reduced the management fee rate paid by Spartan Investment Grade Bond from 0.65% to 0.60%.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's returns and yield, and repayment of the reimbursement by the fund will lower its returns and yield.

FMR voluntarily agreed to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The table below shows the periods of reimbursement and levels of expense limitations; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.

	Periods of Expense Limitation		Aggregate Operating Expense Limitation	Fiscal Years Ended September 30	Management Fee Before Reimbursement	Amount of Management Fee Reimbursement
	From	To
Spartan Investment Grade Bond	October 1, 1999	--	0.50%	2000	$ 9,907,000*	$ 1,652,000
	January 1, 1999	September 30, 1999	0.50%	1999	$ 8,389,000*	$ 1,773,000
	October 1, 1998	December 31, 1998	0.38%	--	--	--
	October 1, 1997	September 30, 1998	0.38%	1998	$ 5,189,000*	$ 2,075,000

* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

Sub-Advisers. FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of the fund, for the fiscal years ended September 30, 2000 and 1999, FMR paid FIMM fees of $4,954,000 and $2,721,000, respectively.

On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States and FMR may grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund.

On behalf of the fund, FMR Far East has entered into a sub-advisory agreement with FIJ pursuant to which FMR Far East may receive from FIJ investment research and advice relating to Japanese issuers (and such other Asian issuers as FMR Far East may designate).

For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

No fees were paid to FMR U.K. and FMR Far East on behalf of the fund for the past three fiscal years.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV.Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments for Spartan Investment Grade Bond shares.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from directly engaging in the business of underwriting, selling or distributing securities.FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

FDC may compensate intermediaries that satisfy certain criteria established from time to time by FDC relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.

For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type and fund type. The account fees are subject to increase based on postage rate changes.

FSC also collects small account fees from certain accounts with balances of less than $2,500.

In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QSTP's, Freedom Fund's or Fidelity Four-in-One Index Fund's assets that is invested in the fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

For administering the fund's securities lending program, FSC is paid based on the number and duration of individual securities loans.

FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program under the terms of its management contract with the fund.

DESCRIPTION OF THE TRUST

Trust Organization. Spartan Investment Grade Bond Fund is a fund of Fidelity Charles Street Trust, an open-end management investment company organized as a Massachusetts business trust on July 7, 1981. Currently, there are five funds in the trust: Fidelity Asset Manager®, Fidelity Asset Manager: Aggressive, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset valueyou own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally, the merger of the trust or a fund with another operating mutual fund or the sale of substantially all of the assets of the trust or a fund to another operating mutual fund requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or a fund without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

Custodians. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Chase Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Auditor. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended September 30, 2000, and report of the auditor, are included in the fund's annual report and are incorporated herein by reference.

APPENDIX

Spartan, Fidelity Investments & (Pyramid) Design, Fidelity Focus, Fidelity,Magellan, and Fidelity Asset Manager are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

Fidelity Charles Street Trust
Post-Effective Amendment # 71

PART C. OTHER INFORMATION

Item 23. Exhibits

(a) (1) Amended and Restated Declaration of Trust dated September 14, 2000 is filed herein as Exhibit a(1).

(b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

(c) Not applicable.

(d) (1) Management Contract between Fidelity Asset Manager and Fidelity Management & Research Company, dated November 1, 1999, is filed herein as Exhibit d(1).

(2) Management Contract between Fidelity Asset Manager: Aggressive and Fidelity Management & Research Company, dated November 1, 1999, is filed herein as Exhibit d(2).

(3) Management Contract between Fidelity Asset Manager: Growth and Fidelity Management & Research Company, dated November 1, 1999, is filed herein as Exhibit d(3).

(4) Management Contract between Fidelity Asset Manager: Income and Fidelity Management & Research Company, dated November 1, 1999, is filed herein as Exhibit d(4).

(5) Management Contract between Spartan Investment Grade Bond Fund and Fidelity Management & Research Company, dated November 1, 1999, is incorporated herein by reference to Exhibit d(4) of Post-Effective Amendment No. 70.

(6) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Asset Manager, dated November 1, 1999, is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 70.

(7) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Fidelity Asset Manager, dated November 1, 1999, is incorporated herein by reference to Exhibit d(7) of Post-Effective Amendment No. 70.

(8) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Money Management, (FIMM) Inc., on behalf of Fidelity Asset Manager, dated January 1, 1999, is incorporated herein by reference to Exhibit d(9) of Post-Effective Amendment No. 64.

(9) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Asset Manager: Aggressive, dated September 16, 1999, is incorporated herein by reference to Exhibit d(18) of Post-Effective Amendment No. 70.

(10) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Fidelity Asset Manager: Aggressive, dated September 16, 1999, is incorporated herein by reference to Exhibit d(19) of Post-Effective Amendment No. 70.

(11) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Money Management, (FIMM) Inc., on behalf of Fidelity Asset Manager: Aggressive, dated September 16, 1999, is incorporated herein by reference to Exhibit d(20) of Post-Effective Amendment No. 70.

(12) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Asset Manager: Growth, dated November 1, 1999, is incorporated herein by reference to Exhibit d(9) of Post-Effective Amendment No. 70.

(13) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Fidelity Asset Manager: Growth, dated November 1, 1999, is incorporated herein by reference to Exhibit d(10) of Post-Effective Amendment No. 70.

(14) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Money Management, (FIMM) Inc., on behalf of Fidelity Asset Manager: Growth, dated January 1, 1999, is incorporated herein by reference to Exhibit d(12) of Post-Effective Amendment No. 64.

(15) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Fidelity Asset Manager: Income, dated November 1, 1999, is incorporated herein by reference to Exhibit d(12) of Post-Effective Amendment No. 70.

(16) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Fidelity Asset Manager: Income, dated November 1, 1999, is incorporated herein by reference to Exhibit d(13) of Post-Effective Amendment No. 70.

(17) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Money Management, Inc. (FIMM), on behalf of Fidelity Asset Manager: Income, dated January 1, 1999, is incorporated herein by reference to Exhibit d(15) of Post-Effective Amendment No. 64.

(18) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc., on behalf of Spartan Investment Grade Bond Fund, dated November 1, 1999, is incorporated herein by reference to Exhibit d(15) of Post-Effective Amendment No. 70.

(19) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., on behalf of Spartan Investment Grade Bond Fund, dated November 1, 1999, is incorporated herein by reference to Exhibit d(16) of Post-Effective Amendment No. 70.

(20) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Investments Money Management, (FIMM) Inc., on behalf of Spartan Investment Grade Bond Fund, dated January 1, 1999, is incorporated herein by reference to Exhibit d(18) of Post-Effective Amendment No. 64.

(21) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited, on behalf of Fidelity Asset Manager, dated January 1, 2000, is filed herein as Exhibit d(21).

(22) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited, on behalf of Fidelity Asset Manager: Aggressive, dated January 1, 2000, is filed herein as Exhibit d(22).

(23) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited, on behalf of Fidelity Asset Manager: Growth, dated January 1, 2000, is filed herein as Exhibit d(23).

(24) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited, on behalf of Fidelity Asset Manager: Income, dated January 1, 2000, is filed herein as Exhibit d(24).

(25) Research Agreement between Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited, on behalf of Spartan Investment Grade Bond Fund, dated January 1, 2000, is filed herein as Exhibit d(25).

(26) Form of Sub-Advisory Agreement between Fidelity Management and Research Company, on behalf of Fidelity Asset Manager, and FMR Co., Inc., is filed herein as Exhibit d(26).

(27) Form of Sub-Advisory Agreement between Fidelity Management and Research Company, on behalf of Fidelity Asset Manager: Aggressive, and FMR Co., Inc., is filed herein as Exhibit d(27).

(28) Form of Sub-Advisory Agreement between Fidelity Management and Research Company, on behalf of Fidelity Asset Manager: Growth, and FMR Co., Inc., is filed herein as Exhibit d(28).

(29) Form of Sub-Advisory Agreement between Fidelity Management and Research Company, on behalf of Fidelity Asset Manager: Income, and FMR Co., Inc., is filed herein as Exhibit d(29).

(e) (1) General Distribution Agreement between Fidelity Charles Street Trust on behalf of Fidelity Asset Manager and Fidelity Distributors Corporation, dated December 28, 1988, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 51.

(2) General Distribution Agreement between Fidelity Charles Street Trust on behalf of Fidelity Asset Manager: Growth and Fidelity Distributors Corporation, dated September 21, 1990, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 52.

(3) General Distribution Agreement between Fidelity Charles Street Trust on behalf of Fidelity Asset Manager: Income and Fidelity Distributors Corporation, dated July 16, 1992, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 52.

(4) General Distribution Agreement between Fidelity Charles Street Trust on behalf of Spartan Investment Grade Bond Fund and Fidelity Distributors Corporation, dated September 17, 1992, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 46.

(5) General Distribution Agreement between Fidelity Charles Street Trust on behalf of Fidelity Asset Manager: Aggressive and Fidelity Distributors Corporation, dated September 16, 1999, is incorporated herein by reference to Exhibit e(5) of Post-Effective Amendment No. 70.

(6) Amendment to General Distribution Agreement between Fidelity Charles Street Trust on behalf of Spartan Investment Grade Bond Fund, and Fidelity Distributors Corporation, dated May 10, 1994, is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment No. 52.

(7) Amendments to the General Distribution Agreement between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

(f) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Fidelity Massachusetts Municipal Trust's (File No. 2-75537) Post-Effective Amendment No. 39.

(g) (1) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Spartan Investment Grade Bond Fund are incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's (File No. 33-52577) Post-Effective Amendment No. 4.

(2) Appendix A, dated September 5, 2000, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit (g)(2) of Fidelity Phillips Street Trust's (File No. 2-63350) Post-Effective Amendment No. 46.

(3) Appendix B, dated September 14, 2000, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit (g)(3) of Fidelity Phillips Street Trust's (File No. 2-63350) Post-Effective Amendment No. 46.

(4) Addendum, dated June 6, 2000, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Union Street II Trust's (File No. 33-43757) Post-Effective Amendment No. 24.

(5) Amendment, dated July 14, 1999, to the Fee Schedule to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Charles Street Trust on behalf of Spartan Investment Grade Bond Fund is incorporated herein by reference to Exhibit (g)(5) of Fidelity Summer Street Trust's (File No. 2-58542) Post-Effective Amendment No. 58.

(6) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Charles Street Trust on behalf of Fidelity Asset Manager, Fidelity Asset Manager: Aggressive, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Income are incorporated herein by reference to Exhibit 8(a) of Fidelity Investment Trust's (File No. 2-90649) Post-Effective Amendment No. 59.

(7) Appendix A, dated July 24, 2000, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Charles Street Trust on behalf of Fidelity Asset Manager,
Fidelity Asset Manager: Aggressive, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Income is incorporated herein by reference to Exhibit (g)(6) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 72.

(8) Appendix B, dated March 16, 2000, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Charles Street Trust on behalf of Fidelity Asset Manager,
Fidelity Asset Manager: Aggressive, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Income is incorporated herein by reference to Exhibit (g)(7) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 69.

(9) Addendum, dated June 6, 2000, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Charles Street Trust on behalf of Fidelity Asset Manager, Fidelity Asset Manager: Aggressive, Fidelity Asset Manager: Growth, and Fidelity Asset Manager: Income is incorporated herein by reference to Exhibit (g)(4) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 105.

(10) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(11) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(12) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(13) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the
Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(14) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash
Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(15) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institution al Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

(16) Schedule A-1, dated March 29, 2000, to the Fidelity Group Repo Custodian Agreements, Schedule 1s to the Fidelity Group Repo Custodian Agreements, Joint Trading Account Custody Agreement, and First Amendment to the Joint Trading Account Custody Agreement, between the respective parties and the Registrant, is incorporated herein by reference to Exhibit g(11) of Fidelity Magellan Fund's (File No. 2-21461) Post-Effective Amendment No. 48.

(h) Not applicable.

(i) Legal Opinion of Kirkpatrick & Lockhart LLP for Fidelity Asset Manager, Fidelity Asset Manager: Aggressive, Fidelity Asset Manager: Growth, Fidelity Asset Manager: Income, and Spartan Investment Grade Bond Fund, dated November 17, 1999, was previously filed as Exhibit i(1) of Post-Effective Amendment No. 70.

(j) (1) Consent of PricewaterhouseCoopers LLP, dated November 20, 2000, is filed herein as Exhibit j(1).

(2) Consent of Deloitte & Touche LLP, dated November 20, 2000, is filed herein as Exhibit j(2).

(k) Not applicable.

(l) Not applicable.

(m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Asset Manager is is filed herein as Exhibit m(1).

(2) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Asset Manager: Aggressive is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 70.

(3) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Asset Manager: Growth is is filed herein as Exhibit m(3).

(4) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Asset Manager: Income is is filed herein as Exhibit m(4).

(5) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Investment Grade Bond Fund is is filed herein as Exhibit m(5).

(n) Not applicable.

(p)(1) Code of Ethics, dated July 20, 2000, adopted by the funds, Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Japan Limited, and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Hastings Street Trust's (File No. 2-11517) Post-Effective Amendment No. 107.

Item 24. Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 25. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed transfer agent, the Trust agrees to indemnify and hold FSC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names FSC and/or the Trust as a party and is not based on and does not result from FSC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FSC's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by FSC's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from FSC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of FSC's acting in reliance upon advice reasonably believed by FSC to have been given by counsel for the Trust, or as a result of FSC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Advisers

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

82 Devonshire Street, Boston, MA 02109

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

Chairman of the Board and Director of FMR; Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Chairman of the Board and Director of Fidelity Investments Money Management, Inc. (FIMM), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), and Fidelity Management & Research (Far East) Inc. (FMR Far East); Director of Fidelity Management & Research Co., Inc. (FMRC); Chairman of the Executive Committee of FMR; President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FMR; Senior Vice President and Trustee of funds advised by FMR; President and Director of FIMM, FMRC, FMR U.K., and FMR Far East; Director of Strategic Advisers, Inc.; Vice Chairman of Fidelity Investments; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Paul Antico	Vice President of FMR and of a fund advised by FMR.

John Avery	Vice President of FMR and of funds advised by FMR.

Robert Bertelson	Vice President of FMR and of a fund advised by FMR.

William Bower	Vice President of FMR and of a fund advised by FMR.

Steve Buller	Vice President of FMR and of a fund advised by FMR.

John H. Carlson	Vice President of FMR and of funds advised by FMR.

Robert C. Chow	Vice President of FMR and of a fund advised by FMR.

Dwight D. Churchill	Senior Vice President of FMR and Vice President of Fixed-Income Funds advised by FMR; Senior Vice President of FIMM.

Barry Coffman	Vice President of FMR and of a fund advised by FMR.

Michael Connolly	Vice President of FMR.

Frederic G. Corneel	Tax Counsel of FMR.

Laura B. Cronin	Vice President of FMR and Treasurer of FMR, FIMM, FMR U.K., FMRC and FMR Far East.

William Danoff	Senior Vice President of FMR and Vice President of funds advised by FMR.

Scott E. DeSano	Vice President of FMR.

Penelope Dobkin	Vice President of FMR and of a fund advised by FMR.

Walter C. Donovan	Vice President of FMR.

Bettina Doulton	Senior Vice President of FMR and of funds advised by FMR.

Stephen DuFour	Vice President of FMR and of a fund advised by FMR.

Robert Dwight	Vice President of FMR and Treasurer of funds advised by FMR.

Margaret L. Eagle	Vice President of FMR.

William R. Ebsworth	Senior Vice President of FMR.

Bahaa Fam	Vice President of FMR.

David Felman	Vice President of FMR and of funds advised by FMR.

Richard B. Fentin	Senior Vice President of FMR and Vice President of a fund advised by FMR.

Karen Firestone	Vice President of FMR and of funds advised by FMR.

Michael B. Fox	Assistant Treasurer of FMR, FIMM, FMR U.K., and FMR Far East; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Vice President of FMR U.K., FMR Far East, and FIMM.

Gregory Fraser	Vice President of FMR and of funds advised by FMR.

Jay Freedman	Assistant Clerk of FMR; Clerk of FMR Corp., FMR U.K., FMR Far East, FMRC, and Strategic Advisers, Inc.; Secretary of FIMM.

David L. Glancy	Vice President of FMR and of funds advised by FMR.

Boyce I. Greer	Senior Vice President of FMR and Vice President of Money Market Funds and Municipal Bond Funds advised by FMR; Vice President of FIMM.

Bart A. Grenier	Senior Vice President of FMR.

Robert J. Haber	Vice President of FMR.

Richard C. Habermann	Senior Vice President of FMR and Vice President of funds advised by FMR.

Thomas Hense	Vice President of FMR.

Bruce T. Herring	Vice President of FMR.

Adam Hetnarski	Vice President of FMR and of funds advised by FMR.

Frederick Hoff	Vice President of FMR.

Abigail P. Johnson	Senior Vice President of FMR and Vice President of certain Equity Funds advised by FMR; Director of FMR Corp.

David B. Jones	Vice President of FMR.

Steven Kaye	Senior Vice President of FMR and of a fund advised by FMR.

William Kennedy	Vice President of FMR and of funds advised by FMR.

Francis V. Knox, Jr.	Vice President of FMR; Compliance Officer of FMR U.K. and FMR Far East, and FMR Corp.

Timothy Krochuk	Vice President of FMR and of funds advised by FMR.

Harry W. Lange	Vice President of FMR and of funds advised by FMR.

Robert Lawrence	Senior Vice President of FMR and Vice President of certain Equity and High Income Funds advised by FMR.

Harris Leviton	Vice President of FMR and of a fund advised by FMR.

Peter S. Lynch	Vice Chairman of the Board and Director of FMR and FMRC.

Richard R. Mace Jr.	Vice President of FMR and of funds advised by FMR.

Shigeki Makino	Vice President of FMR.

Charles A. Mangum	Vice President of FMR and of funds advised by FMR.

Kevin McCarey	Vice President of FMR and of funds advised by FMR.

John McDowell	Senior Vice President of FMR and of a fund advised by FMR.

Neal P. Miller	Vice President of FMR and of a fund advised by FMR.

John Muresianu	Vice President of FMR and of funds advised by FMR.

David L. Murphy	Vice President of FMR and Vice President of Taxable Bond Funds advised by FMR; Vice President of FIMM.

Jacques Perold	Vice President of FMR.

Stephen Petersen	Senior Vice President of FMR and Vice President of funds advised by FMR.

Alan Radlo	Vice President of FMR.

Eric D. Roiter	Vice President, General Counsel, and Clerk of FMR and Secretary of funds advised by FMR.

Louis Salemy	Vice President of FMR and of a fund advised by FMR.

Lee H. Sandwen	Vice President of FMR.

Patricia A. Satterthwaite	Vice President of FMR and of funds advised by FMR.

Michael Seay	Vice President of FMR.

Fergus Shiel	Vice President of FMR and of funds advised by FMR.

Beso Sikharulidze	Vice President of FMR and of a fund advised by FMR.

Carol A. Smith-Fachetti	Vice President of FMR.

Steven J. Snider	Vice President of FMR and of funds advised by FMR.

Thomas T. Soviero	Vice President of FMR and of a fund advised by FMR.

Richard A. Spillane, Jr.	Senior Vice President of FMR; Vice President of certain Equity Funds advised by FMR; Previously, Senior Vice President and Director of Operations and Compliance of FMR U.K.

Thomas M. Sprague	Vice President of FMR and of funds advised by FMR.

Robert E. Stansky	Senior Vice President of FMR and Vice President of a fund advised by FMR.

Scott D. Stewart	Vice President of FMR.

Nick Thakore	Vice President of FMR and of a fund advised by FMR.

Yoko Tilley	Vice President of FMR.

Joel C. Tillinghast	Vice President of FMR and of a fund advised by FMR.

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Vice President of FMR and of funds advised by FMR.

George A. Vanderheiden	Senior Vice President of FMR; Director of FMR Corp.

Judy Verhave	Vice President of FMR.

William P. Wall	Vice President of FMR.

Jason Weiner	Vice President of FMR and of a fund advised by FMR.

Steven S. Wymer	Vice President of FMR and of a fund advised by FMR.

(2) FMR CO., INC. (FMRC)

82 Devonshire Street, Boston, MA 02109

FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Director of FMRC; Chairman of the Board and Director of FMR U.K., FMR, FMR Corp., FIMM, and FMR Far East; Chief Executive Officer of FMR Corp.; Chairman of the Executive Committee of FMR; and President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FMRC, FIMM, FMR, FMR U.K., and FMR Far East; Senior Vice President and Trustee of funds advised by FMR; Director of Strategic Advisers, Inc.; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Brian Clancy	Vice President of FMRC.

Laura B. Cronin	Treasurer of FMRC, FMR U.K., FMR Far East, FMR, and FIMM and Vice President of FMR.

Jay Freedman	Clerk of FMRC, FMR Corp., FMR U.K., FMR Far East, and Strategic Advisers, Inc.; Assistant Clerk of FMR;Secretary of FIMM.

Peter S. Lynch	Director of FMRC; Vice Chairman of the Board and Director of FMR.

(3) FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)

25 Lovat Lane, London, EC3R 8LL, England

FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of FMR U.K., FMR, FMR Corp., FIMM, and FMR Far East; Director of FMRC; Chief Executive Officer of FMR Corp.; Chairman of the Executive Committee of FMR; and President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FMR U.K.; Senior Vice President and Trustee of funds advised by FMR; President and Director of FIMM, FMR, FMRC, and FMR Far East; Director of Strategic Advisers, Inc.; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Laura B. Cronin	Treasurer of FMR U.K., FMR Far East, FMR, FMRC, and FIMM and Vice President of FMR.

Michael B. Fox	Assistant Treasurer of FMR U.K., FMR, FMR Far East, and FIMM; Vice President of FMR U.K., FMR Far East, and FIMM; Treasurer of FMR Corp. and Strategic Advisers, Inc.

Simon Fraser	Senior Vice President of FMR U.K.; Director and President of FIIA and FIIA(U.K.)L.

Jay Freedman	Clerk of FMR U.K., FMR Far East, FMR Corp., FMRC, and Strategic Advisers, Inc.; Assistant Clerk of FMR; Secretary of FIMM.

Susan Englander Hislop	Assistant Clerk of FMR U.K., FMR Far East, Strategic Advisers, Inc., and FMR Corp; Assistant Secretary of FIMM.

Francis V. Knox, Jr.	Compliance Officer of FMR U.K. FMR Far East, and FMR Corp; Vice President of FMR.

(4) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East)

Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan

FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of FMR Far East, FMR, FMR Corp., FIMM, and FMR U.K.; Director of FMRC; Chairman of the Executive Committee of FMR; Chief Executive Officer of FMR Corp.; and President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FMR Far East; Senior Vice President and Trustee of funds advised by FMR; President and Director of FIMM, FMR U.K., FMRC, and FMR; Director of Strategic Advisers, Inc.; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Robert H. Auld	Senior Vice President of FMR Far East.

Laura B. Cronin	Treasurer of FMR Far East, FMR U.K., FMR, FMRC, and FIMM and Vice President of FMR.

Michael B. Fox	Assistant Treasurer of FMR Far East, FMR, FMR U.K., and FIMM; Vice President of FMR Far East, FMR U.K., and FIMM; Treasurer of FMR Corp. and Strategic Advisers, Inc.

Jay Freedman	Clerk of FMR Far East, FMR U.K., FMR Corp., FMRC, and Strategic Advisers, Inc.; Assistant Clerk of FMR; Secretary of FIMM.

Susan Englander Hislop	Assistant Clerk of FMR Far East, FMR U.K., Strategic Advisers, Inc., and FMR Corp; Assistant Secretary of FIMM.

Francis V. Knox, Jr.	Compliance Officer of FMR Far East, FMR U.K., and FMR Corp; Vice President of FMR.

Billy Wilder	Vice President of FMR Far East; President and Representative Director of FIJ.

(5) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

1 Spartan Way, Merrimack, NH 03054

FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d

Chairman of the Board and Director of FIMM, FMR, FMR Corp., FMR Far East, and FMR U.K.; Director of FMRC; Chairman of the Executive Committee of FMR; Chief Executive Officer of FMR Corp.; and President and Trustee of funds advised by FMR.

Robert C. Pozen

President and Director of FIMM; Senior Vice President and Trustee of funds advised by FMR; President and Director of FMR, FMR U.K., FMRC, and FMR Far East; Director of Strategic Advisers, Inc.; Previously, General Counsel, Managing Director, and Senior Vice President of FMR Corp.

Dwight D. Churchill	Senior Vice President of FIMM; Senior Vice President of FMR and Vice President of Fixed-Income Funds.

Laura B. Cronin	Treasurer of FIMM, FMR Far East, FMR U.K., FMRC, and FMR and Vice President of FMR.

Michael B. Fox	Assistant Treasurer of FIMM, FMR U.K., FMR Far East, and FMR; Treasurer of FMR Corp. and Strategic Advisers, Inc.; Vice President of FIMM, FMR U.K., and FMR Far East.

Jay Freedman	Secretary of FIMM; Clerk of FMR U.K., FMR Far East, FMR Corp., FMRC, and Strategic Advisers, Inc.; Assistant Clerk of FMR.

Boyce I. Greer	Vice President of FIMM; Senior Vice President of FMR and Vice President of Money Market Funds and Municipal Bond Funds advised by FMR.

Stanley N. Griffith	Assistant Secretary of FIMM.

Susan Englander Hislop	Assistant Secretary of FIMM; Assistant Clerk of FMR U.K., FMR Far East, Strategic Advisers, Inc., and FMR Corp.

David L. Murphy	Vice President of FIMM; Vice President of Taxable Bond Funds advised by FMR; and Vice President of FMR.

(6) FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)

1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan

The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Simon Haslam

Director of FIJ; Director and Chief Financial Officer of FIIA, FISL (U.K.), and FII; Director and Secretary of FIIA(U.K.)L; Previously, Chief Financial Officer of FIL; Company Secretary of Fidelity Investments Group of Companies (U.K.).

Noboru Kawai	Director and General Manager of Administration of FIJ.

Yasuo Kuramoto	Vice Chairman and Representative Director of FIJ.

Edward Moore	Statutory Auditor of FIJ.

Tetsuzo Nishimura	Director and Vice President of Wholesales/ Broker Distribution of FIJ.

Takeshi Okazaki	Director and Head of Institutional Sales of FIJ.

Billy Wilder	President and Representative Director of FIJ; Vice President of FMR Far East.

Hiroshi Yamashita	Senior Managing Director of FIJ.

Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Edward L. McCartney	Director and President	None
Jay Freedman	Assistant Clerk	None
Paul J. Gallagher	Director	None
Jane Greene	Treasurer and Controller	None
Linda Capps Holland	Assistant Clerk and Compliance Officer	None
Michael W. Kellogg	Executive Vice President	None
Kevin J. Kelly	Director	None
Gail McGovern	Director	None
Eric Roiter	Vice President, Clerk	None
J. Gregory Wass	Assistant Treasurer	None

* 82 Devonshire Street, Boston, MA

(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, The Bank of New York, 110 Washington Street, New York, NY, and The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

(a) The Registrant undertakes for Fidelity Asset Manager: Income and Spartan Investment Grade Bond Fund: 1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and 2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

(b) The Registrant on behalf of Fidelity Asset Manager: Income, Fidelity Asset Manager, Fidelity Asset Manager: Growth, and Spartan Investment Grade Bond Fund provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 71 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of November 2000.

Fidelity Charles Street Trust
	By	/s/Edward C. Johnson 3d	(dagger)
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Edward C. Johnson 3d	(dagger)	President and Trustee	November 20, 2000
Edward C. Johnson 3d		(Principal Executive Officer)

/s/Robert A. Dwight		Treasurer	November 20, 2000
Robert A. Dwight

/s/Robert C. Pozen		Trustee	November 20, 2000
Robert C. Pozen

/s/Ralph F. Cox	*	Trustee	November 20, 2000
Ralph F. Cox

/s/Phyllis Burke Davis	*	Trustee	November 20, 2000
Phyllis Burke Davis

/s/Robert M. Gates	*	Trustee	November 20, 2000
Robert M. Gates

/s/Donald J. Kirk	*	Trustee	November 20, 2000
Donald J. Kirk

/s/Ned C. Lautenbach	*	Trustee	November 20, 2000
Ned C. Lautenbach

/s/Peter S. Lynch	*	Trustee	November 20, 2000
Peter S. Lynch

/s/Marvin L. Mann	*	Trustee	November 20, 2000
Marvin L. Mann

/s/William O. McCoy	*	Trustee	November 20, 2000
William O. McCoy

/s/Gerald C. McDonough	*	Trustee	November 20, 2000
Gerald C. McDonough

/s/Thomas R. Williams	*	Trustee	November 20, 2000
Thomas R. Williams

(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Alan C. Porter pursuant to a power of attorney dated July 20, 2000 and filed herewith.

POWER OF ATTORNEY

I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series V

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Corporate Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Daily Money Fund

Fidelity Destiny Portfolios

Fidelity Deutsche Mark Performance

Portfolio, L.P.

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Cash Portfolios

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Sterling Performance Portfolio, L.P.

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity U.S. Investments-Bond Fund, L.P.

Fidelity U.S. Investments-Government Securities

Fund, L.P.

Fidelity Union Street Trust

Fidelity Union Street Trust II

Fidelity Yen Performance Portfolio, L.P.

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d	July 17, 1997
Edward C. Johnson 3d

POWER OF ATTORNEY

We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Colchester Street Trust

Fidelity Aberdeen Street Trust

Fidelity Advisor Series I

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series IV

Fidelity Advisor Series VI

Fidelity Advisor Series VII

Fidelity Advisor Series VIII

Fidelity Beacon Street Trust

Fidelity Boston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Capital Trust

Fidelity Charles Street Trust

Fidelity Commonwealth Trust

Fidelity Concord Street Trust

Fidelity Congress Street Fund

Fidelity Contrafund

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Covington Trust

Fidelity Destiny Portfolios

Fidelity Devonshire Trust

Fidelity Exchange Fund

Fidelity Financial Trust

Fidelity Fixed-Income Trust

Fidelity Garrison Street Trust

Fidelity Government Securities Fund

Fidelity Hastings Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Institutional Tax-Exempt Cash Portfolios

Fidelity Investment Trust

Fidelity Magellan Fund

Fidelity Massachusetts Municipal Trust

Fidelity Money Market Trust

Fidelity Mt. Vernon Street Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Phillips Street Trust

Fidelity Puritan Trust

Fidelity Revere Street Trust

Fidelity School Street Trust

Fidelity Securities Fund

Fidelity Select Portfolios

Fidelity Summer Street Trust

Fidelity Trend Fund

Fidelity U.S. Investments-Bond Fund, L.P.

Fidelity U.S. Investments-Government Securities

Fund, L.P.

Fidelity Union Street Trust

Fidelity Union Street Trust II

Newbury Street Trust

Variable Insurance Products Fund

Variable Insurance Products Fund II

Variable Insurance Products Fund III

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, Dana L. Platt, and Alan C. Porter, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 2000.

WITNESS our hands on this twentieth day of July, 2000.

/s/Edward C. Johnson 3d	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	/s/Peter S. Lynch
Edward C. Johnson 3d		Peter S. Lynch

/s/Ralph F. Cox		/s/Marvin L. Mann
Ralph F. Cox		Marvin L. Mann

/s/Phyllis Burke Davis		/s/William O. McCoy
Phyllis Burke Davis		William O. McCoy

/s/Robert M. Gates		/s/Gerald C. McDonough
Robert M. Gates		Gerald C. McDonough

/s/Donald J. Kirk		/s/Robert C. Pozen
Donald J. Kirk		Robert C. Pozen

/s/Ned C. Lautenbach		/s/Thomas R. Williams
Ned C. Lautenbach		Thomas R. Williams